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                               WT MUTUAL FUND

                    WILMINGTON PREMIER MONEY MARKET PORTFOLIO
                     WILMINGTON PRIME MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                         WILMINGTON TAX-EXEMPT PORTFOLIO
                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                     WILMINGTON SHORT-TERM INCOME PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO
                       WILMINGTON LARGE CAP CORE PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO

                            1100 North Market Street
                           Wilmington, Delaware 19890

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                       STATEMENT OF ADDITIONAL INFORMATION

                 NOVEMBER 1, 2004, AS REVISED ON JANUARY 7, 2005

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This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with each Portfolio's current prospectus dated November 1, 2004, as amended from time to time. A copy of each current prospectus and annual report may be obtained without charge, by writing to Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) 336-9970.

Each Portfolio and its corresponding master, or other, Series' audited financial statements for the fiscal year ended June 30, 2004, included in the Annual Reports to shareholders, are each incorporated into this SAI by reference. Each Portfolio's annual and semi-annual reports to shareholders are available without charge by calling (800) 336-9970.

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                                TABLE OF CONTENTS

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GENERAL INFORMATION.................................................................       1
INVESTMENT POLICIES.................................................................       1
INVESTMENT LIMITATIONS..............................................................      17
TRUSTEES AND OFFICERS...............................................................      22
CODE OF ETHICS......................................................................      29
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.................................      31
INVESTMENT ADVISORY AND OTHER SERVICES..............................................      35
RODNEY SQUARE MANAGEMENT CORPORATION................................................      35
CRAMER ROSENTHAL MCGLYNN, LLC.......................................................      37
ROXBURY CAPITAL MANAGEMENT..........................................................      37
ADMINISTRATION AND ACCOUNTING SERVICES..............................................      38
ADDITIONAL SERVICE PROVIDERS........................................................      39
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN..........................................      39
BROKERAGE ALLOCATION AND OTHER PRACTICES............................................      40
CAPITAL STOCK AND OTHER SECURITIES..................................................      43
PURCHASE, REDEMPTION AND PRICING OF SHARES..........................................      43
DIVIDENDS...........................................................................      46
TAXATION OF THE PORTFOLIOS..........................................................      46
FINANCIAL STATEMENTS................................................................      51
APPENDIX A OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES................     A-1
APPENDIX B DESCRIPTION OF RATINGS...................................................     B-1
APPENDIX C PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES........................     C-1
APPENDIX D POLICIES AND PROCEDURES FOR PROXY VOTING.................................     D-1
APPENDIX E PROXY VOTING POLICIES AND PROCEDURES.....................................     E-1
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                               GENERAL INFORMATION

WT Mutual Fund (the "Fund") was organized as a Delaware business trust on June 1, 1994.

The Fund has established the following Portfolios described in this SAI:
Wilmington Premier Money Market, Wilmington Prime Money Market, Wilmington U.S. Government, Wilmington Tax-Exempt, Wilmington Short/Intermediate Bond, Wilmington Broad Market Bond, Wilmington Municipal Bond, Wilmington Short-Term Income, Wilmington Small Cap Core, Wilmington Large Cap Core and Wilmington Large Cap Value Portfolios (collectively, the "Portfolios"). Each of these Portfolios issues Institutional and Investor Shares, except for (i) Wilmington Premier Money Market Portfolio, which issues Institutional and Service Shares and (ii) Wilmington Prime Money Market, Wilmington U.S. Government and Wilmington Tax-Exempt Portfolios which issue Investor and Service Shares. Each Portfolio is a diversified open-end management investment company.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Portfolio's investment objective, policies and limitations found in its prospectus. Unless otherwise indicated, it applies to the Portfolios through their investment in corresponding master funds (the "Series"), which are series of WT Investment Trust I (the "Trust").

                             MONEY MARKET PORTFOLIOS

The "Money Market Portfolios" are the Premier Money Market, the Prime Money Market, the U.S. Government and the Tax-Exempt Portfolios. Each has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under all circumstances. Each Portfolio values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Board of Trustees has established procedures reasonably designed to stabilize each Portfolio's price per share at $1.00 per share. Each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major rating services or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation ("RSMC"), under the direction of and subject to the review of the Board of Trustees.

The Prime Money Market, Premier Money Market and U.S. Government Portfolios seek high current income, while preserving capital and liquidity. The Tax-Exempt Portfolio seeks high current interest income exempt from Federal income taxes while preserving capital. Each Portfolio's investment objective may not be changed without shareholder approval.

The Prime and Premier Money Market Portfolios invest in money market instruments, including bank obligations, high quality commercial paper and U.S. government obligations. The U.S. Government Portfolio invests in U.S. government obligations and repurchase agreements collateralized by such obligations. Each Money Market Portfolio, except for the U.S. Government Portfolio, may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities; the U.S. Government may invest up to 20% of its total assets in such obligations.

BANK OBLIGATIONS. The Prime Money Market and the Premier Money Market Portfolios may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

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      -     BANKERS' ACCEPTANCES. The Prime Money Market, the Premier Money
            Market and the Tax-Exempt Portfolios may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

      - CERTIFICATES OF DEPOSIT. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

      - TIME DEPOSITS. The Prime Money Market and the Premier Money Market Portfolios may invest in time deposits, which are bank deposits for fixed periods of time.

CERTIFICATES OF PARTICIPATION. The Tax-Exempt Portfolio may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Prime Money Market and the Premier Money Market Portfolios may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's or S&P or, if not rated, determined by the investment adviser to be of comparable quality. See "Appendix B - Description of Ratings." The Portfolios may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from an NRSRO.

FOREIGN SECURITIES. At the present time, portfolio securities of the Prime Money Market and the Premier Money Market Portfolios that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Portfolios may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts,
(x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.

ILLIQUID SECURITIES. No Money Market Portfolio may invest more than 10% of the value of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Portfolio's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Portfolio and report periodically on such decisions to the Board.

INVESTMENT COMPANY SECURITIES. The Money Market Portfolios may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part,

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that a Portfolio may not purchase shares of an investment company if (a) such a purchase would cause the Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Portfolio to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Portfolio's total assets were to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Portfolio would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. The Portfolios' investments of their assets in the corresponding Series pursuant to the master/feeder structure are excepted from these limitations.

MUNICIPAL SECURITIES. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios each may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities (collectively, "municipal securities") to obtain funds for various public purposes such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from Federal income tax, dividends paid by a Portfolio to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

      - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

      - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

      - MUNICIPAL LEASE OBLIGATIONS may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Portfolios will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation.

            Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

      - BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

      - TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

      - REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

      - INDUSTRIAL DEVELOPMENT BONDS ("IDBS") AND PRIVATE ACTIVITY BONDS ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity,

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            sewage or solid waste disposal, and industrial or commercial facilities. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from Federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

      - RESOURCE RECOVERY BONDS are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

      - TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

      - CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of Fannie Mae or the Government National Mortgage Association ("Ginnie Mae.")

      - PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

REPURCHASE AGREEMENTS. Each Money Market Portfolio may invest in repurchase agreements. A repurchase agreement is a transaction in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement defaults), it is the policy of a Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Portfolio's investment limitations.

SECURITIES LENDING. Each Money Market Portfolio may from time to time lend their portfolio securities pursuant to agreements which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Portfolio exceed one-third of the value of the Portfolio's total assets taken at fair market value. A Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

STANDBY COMMITMENTS. Each Money Market Portfolio may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolios may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Portfolios will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Portfolio.

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U.S. GOVERNMENT OBLIGATIONS. Each Money Market Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

VARIABLE AND FLOATING RATE SECURITIES. Each Money Market Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES. Each Money Market Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss.

While a Portfolio initially commits to purchase such securities with the purpose of actually acquiring them, the Portfolio may subsequently (i) dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy or (ii) sell the underlying securities before they are delivered, which may result in gains or losses. The Portfolio may also designate liquid assets, marked to market daily, maintained at a value equal to its current obligations for when-issued securities.

When a Portfolio makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining net asset value per share, subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery the market value of the security may be higher or lower than its cost, thereby increasing or decreasing the Portfolio's net asset value. When payment for a when-issued security is due, the Portfolio will meet its obligations from then-available cash flow, the sale of any previously designated liquid assets, the sale of other securities, or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation creates the potential for the realization of capital gains or losses.

THE BOND PORTFOLIOS

The "Bond Portfolios" are the Short/Intermediate Bond, the Broad Market Bond, Municipal Bond and the Short-Term Income Portfolios. RSMC, the investment adviser for the Bond Portfolios, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. Exposure to credit risk is moderated by limiting 80% of the Municipal Bond and Short-Term Income Portfolios and 85% of the Short/Intermediate Bond Portfolio's investments to securities that, at the time of purchase, are rated investment grade by an NRSRO such as Moody's, S&P, or, if unrated, are determined by RSMC to be of comparable quality. Effective February 1, 2005, the Broad Market Bond Portfolio's credit risk will be moderated by limiting 80% of its investment to such investment grade securities. Prior to that time, the Broad Market Bond Portfolio invested 85% of its assets in such securities. See "Appendix B - Description of Ratings." Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Portfolio will receive the anticipated yield on the security. RSMC continuously monitors the quality of the Portfolios'

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holdings, and should the rating of a security be downgraded or its quality be adversely affected, RSMC will determine whether it is in the best interest of the affected Portfolio to retain or dispose of the security.

The Short/Intermediate Bond and Broad Market Bond Portfolios each seek a high total return, consistent with high current income. Presently, each Portfolio will normally invest at least 85% of its total assets in various types of fixed income securities. Effective February 1, 2005, the Broad Market Bond Portfolio will normally invest at least 80% of its assets in various types of fixed income securities. These policies may be changed upon 60 days' written notice to shareholders.

The Municipal Bond Portfolio seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. The Portfolio will normally invest as least 80% of its net assets in municipal securities that provide interest exempt from federal income tax. This policy may be changed upon 60 days' written notice to shareholders.

The Short-Term Income Portfolio seeks to preserve capital and provide current income. The Portfolio will normally invest at least 80% of its total assets in various types of investment grade fixed income securities. The Portfolio's investment objective and 80% policy may be changed without shareholder approval, upon 60 days' prior written notice to shareholders.

The Broad Market Bond, Short/Intermediate Bond and Municipal Bond Portfolio's investment objective may not be changed without shareholder approval.

The effect of interest rate fluctuations in the market on the principal value of the Bond Portfolios is moderated by limiting the average dollar-weighted duration of their investments -- in the case of the Short/Intermediate Bond Portfolio to a range of 2 1/2 to 4 years, in the case of the Broad Market Bond Portfolio to a range of 4 to 7 years, in the case of the Municipal Bond Portfolio to a range of 4 to 8 years and in case of the Short-Term Income Portfolio to a range of 1 to 3 years. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Portfolio will mature), which is sometimes used to express the anticipated term of the Portfolios' investments. Generally, the stated maturity of a fixed income security is longer than its projected duration. Under normal market conditions, the average effective maturity, in the case of the Short/Intermediate Bond Portfolio, is expected to fall within a range of approximately 3 to 5 years, in the case of the Broad Market Bond Portfolio, within a range of approximately 7 to 12 years, in the case of the Municipal Bond Portfolio, within a range of approximately 5 to 10 years, and in case of the Short-Term Income Portfolio with an average dollar weighted maturity of 1 to 5 years. In the event of unusual market conditions, the Short/Intermediate Bond and the Broad Market Bond Portfolios may invest in fixed income securities with an average dollar-weighted duration of 1 to 6 years and 2 to 10 years, respectively.

RSMC's goal in managing the Short/Intermediate Bond, the Broad Market Bond and the Short-Term Income Portfolios is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Bond Portfolios are intended to appeal to investors who want exposure to the broad fixed income securities market and the current returns that characterize the short-term to intermediate-term sector of that market.

Given the average duration of the holdings of the Bond Portfolios and the current interest rate environment, the Portfolios should experience smaller price fluctuations than those experienced by longer-term bond and municipal bond funds and a higher yield than fixed-price money market and tax-exempt money market funds. Of course, the Portfolios will likely experience larger price fluctuations than money market funds and a lower yield than longer-term bond and municipal bond funds. Given the quality of the Portfolios' holdings, which for 80% or 85%, as the case may be, of their investments must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Portfolios will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities. In addition, although the Municipal Bond Portfolio expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.

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The composition of each Portfolio's holdings varies depending upon RSMC's analysis of the fixed income markets and, with respect to the Municipal Bond Portfolio, the municipal securities markets including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Portfolios may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining each Portfolio's specified average duration, RSMC seeks to protect the Portfolio's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Portfolios. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

RSMC may make frequent changes in the Portfolios' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Portfolios and could result in taxable capital gains.

ASSET-BACKED SECURITIES. The Bond Portfolios may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.

The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

BANK OBLIGATIONS. Each Bond Portfolio may invest in the same U.S.
dollar-denominated obligations of major banks as the Money Market Portfolios. (See "Money Market Portfolios - Bank Obligations").

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Bond Portfolios may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by an NRSRO, such as Moody's or S&P or, if not rated, determined by RSMC to be of comparable quality.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Bond Portfolios to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank's credit, RSMC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Portfolio will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Portfolio and its shareholders.

Buy-back features include standby commitments, put bonds and demand features.

      - STANDBY COMMITMENTS. Each Bond Portfolio may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Portfolio to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

            Ordinarily, a Portfolio will not transfer a standby commitment to a third party, although the Portfolio may sell securities subject to a standby commitment at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Portfolio may pay a higher price for the securities acquired in consideration for the commitment.

      - PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Portfolio in effect holds a demand obligation that bears interest at the prevailing short-term rate.

            In selecting put bonds for the Bond Portfolios, RSMC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

      - DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

GUARANTEED INVESTMENT CONTRACTS. The Bond Portfolios may invest in guaranteed investment contracts ("GIC"). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Portfolio's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Portfolio intends to invest more than 5% of its net assets in GICs.

ILLIQUID SECURITIES. No Bond Portfolio may invest more than 15% of the value of its net assets in illiquid securities. (See "Money Market Portfolios - Illiquid Securities" for a discussion on illiquid securities.)

INVESTMENT COMPANY SECURITIES. The Bond Portfolios may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds or "ETFs." Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities".)

MONEY MARKET FUNDS. The Bond Portfolios may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act, as previously described under "Money Market Portfolios - Investment Company Securities."

MORTGAGE-BACKED SECURITIES. The Bond Portfolios may invest in mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.

Ginnie Mae mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Department of Veterans Affairs. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac both issue mortgage-backed securities that are similar to Ginnie Mae securities in that they represent interests in pools of mortgage loans. Fannie Mae guarantees timely payment of interest and principal on its certificates and Freddie Mac guarantees timely payment of interest and ultimate payment of principal. Freddie Mac also has a program under which it guarantees timely payment of scheduled principal as well as interest. Fannie Mae and Freddie Mac guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments - "principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

MUNICIPAL SECURITIES. The Bond Portfolios may invest in municipal securities (see "Money Market Portfolios - Municipal Securities").

NON-INVESTMENT GRADE SECURITIES. Each of the Short-Term Income Series and the Broad Market Bond Series may invest in non-investment grade or "high yield" fixed income securities commonly known to investors as "high yield bonds" or "junk bonds."

High yield bonds are issued by a company whose credit rating (based on an NRSRO's evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated "Ba1" or lower by Moody's or "BB+" or lower by S&P) or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Series' ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Series' net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Series defaulted, the Series may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Series may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Series' assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a Series' net asset value and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Series' securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Series to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, certain of a Series' liquid securities may become illiquid and the proportion of the Series' assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the investment adviser performs its own analysis of the issuers whose non-investment grade securities a Series holds. Because of this, the Series' performance may depend more on the investment adviser's own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see "Appendix B - Description of Ratings."

In selecting non-investment grade securities, the investment adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Series. The investment adviser continuously monitors the issuers of non-investment grade securities held by the Series for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Series so that it can meet redemption requests. If a security's rating is reduced below the minimum credit rating that is permitted for a Series, the Series' investment adviser will consider whether the Series should continue to hold the security.

In the event that a Series investing in high yield bonds experiences an unexpected level of net redemptions, the Series could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Series' rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Bond Portfolio has no current intention of so doing, each of the Bond Portfolios may use options and futures contracts. The Short/Intermediate Bond, the Broad Market Bond and the Short-Term Income Portfolios may use forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this SAI.

PARTICIPATION INTERESTS. Each Bond Portfolio may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

The Municipal Bond Portfolio will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from federal income tax to the same extent as the interest on the underlying securities.

PREFERRED STOCK. Each of the Short-Term Income and the Broad Market Bond Series may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REPURCHASE AGREEMENTS. Each Bond Portfolio may invest in repurchase agreements, which were previously described under "Money Market Portfolios - Repurchase Agreements."

SECURITIES LENDING. Each Bond Portfolio may lend securities, within the limitations previously described under "Money Market Portfolios - Securities Lending". The Municipal Bond Portfolio has no current intention of lending its portfolio securities and would do so only under unusual market conditions since the interest income that a Portfolio receives from lending its securities is taxable.

U.S. GOVERNMENT OBLIGATIONS. Each Bond Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Money Market Portfolios - U.S. Government Obligations.")

VARIABLE AND FLOATING RATE SECURITIES. Each Bond Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

Each of the Bond Portfolios may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

WHEN-ISSUED SECURITIES. Each Bond Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis, which were previously described under "Money Market Portfolios - When-Issued Securities."

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

The Municipal Bond Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Portfolio to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Portfolio may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Portfolio may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by SEC guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under outstanding refunding contracts.

ZERO COUPON BONDS. Each Bond Portfolio may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Portfolio to liquidate investments in order to make the required distributions.

Risk Factors Applicable to the Municipal Bond Portfolio:

HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as (i) general and local economic conditions, (ii) demand for services, (iii) expenses (including malpractice insurance premiums), and (iv) competition among health care providers. In the future, the following may adversely affect the industry:
(i) adoption of legislation proposing a national health insurance program, (ii) medical and technological advances which alter the demand for health services or the way in which such services are provided, and (iii) efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services.

Health care facilities include life care facilities, nursing homes and hospitals. The Municipal Bond Portfolio may invest in bonds to finance these facilities which are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.

HOUSING SECTOR. The Municipal Bond Portfolio may invest in housing revenue bonds which typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.

Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.

Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

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ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future (i) problems in financing large construction programs in an inflationary period, (ii) cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities),
(iii) difficulties in obtaining fuel at reasonable prices, (iv) the effects of conservation on the demand for energy, (v) increased competition from alternative energy sources, and (vi) the effects of rapidly changing licensing and safety requirements.

PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, Federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the "flat tax," that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Bond Portfolio's holdings could be materially affected by such changes in the law, the Board of Trustees would reevaluate the Portfolio's investment objective and policies or consider the Portfolio's dissolution.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 fiscal years, were:

                                         12 MONTHS ENDED                 12 MONTHS ENDED
                                             6/30/04                         6/30/03
                                             -------                         -------
Short/Intermediate Bond                        27%                             82%

Broad Market Bond                              26%                             77%

Municipal Bond                                 20%                             21%

Short-Term Income                              42%                             N/A

THE EQUITY PORTFOLIOS

The "Equity Portfolios" are the Small Cap Core, the Large Cap Core, and the Large Cap Value Portfolios.

The Small Cap Core Portfolio seeks superior long-term growth of capital. The Large Cap Core and the Large Cap Value Portfolios seek to achieve long-term capital appreciation. Each of the foregoing investment objectives may not be changed without shareholder approval.

The Small Cap Core Portfolio invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap which at the time of purchase is less than that of the largest stock in the Russell 2000 Index. Unlike the other Portfolios, the Small Cap Core Portfolio seeks to achieve its investment strategy by investing all of its investable assets in two different Series (Small Cap Growth and Small Cap Value Series), in accordance with weightings determined by the investment adviser.

The Large Cap Core Portfolio invests at least 80% of its total assets primarily in a diversified portfolio of U.S. equity (or equity related) securities of large cap corporations.

The Large Cap Value Portfolio invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, equal to those in the Russell 1000 Value Index ("large cap company") and publicly traded on a U.S. Securities market.

The foregoing policies may be changed upon 60 days' written notice to shareholders.

MONEY MARKET FUNDS. Each Equity Portfolio may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities.")

U.S. GOVERNMENT OBLIGATIONS. Each Equity Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Money Market Portfolios - U.S. Government Obligations.")

COMMERCIAL PAPER. Each Equity Portfolio may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the investment adviser to be of comparable quality.

BANK OBLIGATIONS. Each Equity Portfolio may invest in the same obligations of U.S. banks as the Money Market Portfolios. (See "Money Market Portfolios - Bank Obligations.")

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

Each Equity Portfolio may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by an NRSRO such as Moody's or S&P, or if unrated, are determined by the investment adviser, as applicable, to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Portfolio's purchase of the security, the investment adviser, as applicable, will determine whether it is in the best interest of the Portfolio to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

FOREIGN SECURITIES. Each Equity Portfolio may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares for foreign securities. (See "Depositary Receipts" above.) Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.

HEDGING STRATEGIES. Each Equity Portfolio may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Each Equity Portfolio may invest no more than 15% of its net assets in illiquid securities. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Portfolio's investment adviser to the Board of Trustees.

INVESTMENT COMPANY SECURITIES. The Equity Portfolios may invest in investment company securities issued by open-end and closed-end investment companies, including ETFs. Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities".)

OPTIONS ON SECURITIES AND SECURITIES INDICES. The Large Cap Value and Small Cap Core Portfolios each may purchase call options on securities that the investment adviser intends to include in the Portfolios in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Portfolios may purchase put options to hedge against a decline in the market value of securities held in the Portfolios or in an attempt to enhance return. The Portfolios may write
(sell) put and covered call options on securities in which they are authorized to invest. The Portfolios may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Portfolio that are invested in equity (or related) securities, the Portfolio may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. Each Equity Portfolio may invest in repurchase agreements, which were previously described under "Money Market Portfolios - Repurchase Agreements."

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each of the Equity Portfolios is subject to a Portfolio's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Equity Portfolio may lend securities subject to the same conditions applicable to the Money Market Portfolios, as described under "Money Market Portfolios - Securities Lending."

TEMPORARY DEFENSIVE POSITION. Each Equity Portfolio may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Portfolio will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 fiscal years were:

                                12 MONTHS ENDED       12 MONTHS ENDED
                                    6/30/04               6/30/03
                                    -------               -------
Small Cap Core                        142%                  62%
Large Cap Core                        27%                   50%
Large Cap Value                       26%                   87%

Portfolio turnover of the Wilmington Small Cap Core Portfolio for the fiscal year ended June 30, 2004, varied significantly from the prior fiscal year end due, in large part, to the change in the Portfolio's investment structure from a feeder in a "master-feeder" structure to a "fund-of-funds" structure. In implementing this change, the Portfolio redeemed all of its holding in the Small Cap Core Series master fund and allocated all of its assets between the Small Cap Growth Series and the Small Cap Value Series of the Trust.

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Portfolios and their corresponding Series have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Portfolio present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Portfolio. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Portfolio's assets or redemptions of shares will not be considered a violation of the limitation.

MONEY MARKET PORTFOLIOS: Each Money Market Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that each of the Prime Money Market and Premier Money Market Portfolios may invest more than 25% of its total assets in the obligations of banks;

3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that the Portfolio's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.

The investment limitations described above do not prohibit a Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

With respect to the exclusion from the investment limitation described in number 2 above, the Money Market Portfolios have been advised that it is the SEC staff's current position, that the exclusion may be applied only to U.S. bank obligations; the Money Market Portfolios, however, will consider both foreign and U.S. bank obligations within this exclusion. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy.

The following non-fundamental policies apply to each Money Market Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Money Market Portfolio will not:

1.    make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and if at any time the Portfolio's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5. with respect to the U.S. Government, Prime Money Market and Premier Money Market Portfolios only, purchase the securities of any one issuer if as a result more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BOND PORTFOLIOS: Each Bond Portfolio will not as a matter of fundamental policy (except for the Short-Term Income Portfolio for which the following are non-fundamental policies which can be changed upon 60 days' written notice to shareholders):

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

The investment limitations described above do not prohibit a Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

The following non-fundamental policies apply to the Bond Portfolios and may be changed by the Board of Trustees without shareholder approval. Each Bond Portfolio will not:

1. pledge, mortgage or hypothecate its assets, except the Portfolio may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings, and the Portfolio may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2.    make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Portfolio may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;

5. purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded;

6. write put or call options having aggregate exercise prices greater than 25% of the Portfolio's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options; or

7. when engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) earmark or set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

EQUITY PORTFOLIOS: Each Equity Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations;
      (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, provided that (1) the Large Cap Value Portfolio may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Portfolio's assets; and
      (2) each of the Large Cap Core and Small Cap Core Portfolios may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Portfolio's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that (1) the Large Cap Value Portfolio additionally may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass through and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein; (2) the Large Cap Core and Small Cap Core Portfolios each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that (1) the Large Cap Value Portfolio additionally is restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities and (2) Large Cap Core and Small Cap Core Portfolios each may invest in purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that the Large Cap Value Portfolio may borrow money subject to its investment limitation on borrowing.

The Equity Portfolio's fundamental limitations cannot be changed without the affirmative vote of a majority of their respective outstanding voting securities. In addition, the Small Cap Core Portfolio's investment objective is considered fundamental and may not be changed without the affirmative vote of a majority of its outstanding voting securities.

The investment limitations described above do not prohibit a Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding or other series of WT Investment Trust I.

The following non-fundamental policies apply to each Equity Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Equity Portfolio will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Portfolio, provided that (1) this limitation does not apply to the Large Cap Core and Small Cap Core Portfolios; and (2) with respect to the Large Cap Value Portfolio, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.    make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Large Cap Value Portfolio may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation; or

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, provided that (1) the Large Cap Value Portfolio may not borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

When engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Fund. All persons named as Trustees and officers also serve in a similar capacity for the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the Series' investment advisers, the Fund or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Series' investment advisers, the Fund or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "Fund Complex" refers to the Fund and the Trust, collectively. The address of each Trustee as it relates to the Fund's business is 1100 North Market Street, Wilmington, DE 19890.

                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                         PRINCIPAL         IN FUND         OTHER
                                POSITION(S)      TERM OF OFFICE AND    OCCUPATION(S)       COMPLEX     DIRECTORSHIPS
        NAME AND                 HELD WITH         LENGTH OF TIME       DURING PAST      OVERSEEN BY      HELD BY
     DATE OF BIRTH                 FUND               SERVED            FIVE YEARS         TRUSTEE        TRUSTEE
--------------------------------------------------------------------------------------------------------------------
                                                  INTERESTED TRUSTEES

ROBERT J. CHRISTIAN (1)         Trustee,        Shall serve until     Executive Vice          59        Wilmington
Date of Birth: 2/49             President,      death, resignation    President and                     Low
                                Chief           or removal.           Chief Investment                  Volatility
                                Executive       Trustee, President    Officer of                        Fund of
                                Officer and     and Chairman of the   Wilmington Trust                  Funds
                                Chairman of     Board since October   Company since                     (closed-end
                                the Board       1998.                 February 1996,                    registered
                                                                      President of                      investment
                                                                      RSMC since                        company).
                                                                      February 1996.

FRED FILOON (2)                 Trustee         Shall serve at the    Senior Vice             59        None
Date of Birth: 3/42                             pleasure of the       President and
                                                Board and until       Principal of
                                                successor is          Cramer Rosenthal
                                                elected and           McGlynn, LLC
                                                qualified. Trustee    since 1991.
                                                since November 2004.

---------------------------------

      (1) Mr. Christian is an "Interested Trustee" by reason of his position as Director of RSMC, an investment adviser to the Trust.

      (2) Mr. Filoon is an "Interested Trustee" by reason of his position as Senior Vice President and Principal of Cramer Rosenthal McGlynn LLC, an investment adviser to the Trust.

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                                                                   PRINCIPAL          FUND            OTHER
                     POSITION(S)       TERM OF OFFICE AND        OCCUPATION(S)       COMPLEX      DIRECTORSHIPS
      NAME AND        HELD WITH          LENGTH OF TIME           DURING PAST      OVERSEEN BY       HELD BY
   DATE OF BIRTH        FUND                 SERVED               FIVE YEARS        TRUSTEE          TRUSTEE
   -------------        ----                 ------               ----------        -------          -------
                                      INDEPENDENT TRUSTEES
ROBERT ARNOLD          Trustee        Shall serve until       Founder and co-          59            None
Date of Birth: 3/44                   death, resignation or   manages, R. H.
                                      removal. Trustee        Arnold & Co., Inc.
                                      since May 1997.         (investment
                                                              banking company)
                                                              since 1989.

DR. ERIC BRUCKER       Trustee        Shall serve until       Professor of             59         Wilmington
Date of Birth: 12/41                  death, resignation or   Economics,                          Low Volatility
                                      removal. Trustee        Widener University                  Fund of Funds
                                      since October 1999.     since July 2004;                    (closed-end
                                                              formerly, Dean,                     registered
                                                              School of Business                  investment
                                                              Administration of                   company).
                                                              Widener University
                                                              from 2001 to 2004;
                                                              Dean, College of
                                                              Business, Public
                                                              Policy and Health
                                                              at the University
                                                              off Maine from
                                                              September 1998 to
                                                              June 2001.

NICHOLAS GIORDANO      Trustee        Shall serve until       Consultant,              59         Kalmar Pooled
Date of Birth: 3/43                   death, resignation or   financial services                  Investment
                                      removal. Trustee        organizations from                  Trust;
                                      since October 1998.     1997 to present;                    Independence
                                                              Interim President,                  Blue Cross;
                                                              LaSalle University                  and Selas
                                                              from 1998 to                        Corporation of
                                                              1999.                               America
                                                                                                  (industrial
                                                                                                  furnaces and
                                                                                                  ovens);
                                                                                                  Wilmington
                                                                                                  Low Volatility
                                                                                                  Fund of Funds
                                                                                                  (closed-end
                                                                                                  registered
                                                                                                  investment
                                                                                                  company).

LOUIS KLEIN, JR .      Trustee        Shall serve until       Self-employed            59         WHX
Date of Birth: 5/35                   death, resignation or   financial                           Corporation
                                      removal. Trustee        consultant since                    (industrial
                                      since October 1999.     1991.                               manufacturer).

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                PRINCIPAL           FUND             OTHER
                                 POSITION(S)        TERM OF OFFICE AND        OCCUPATION(S)        COMPLEX       DIRECTORSHIPS
     NAME AND                     HELD WITH           LENGTH OF TIME           DURING PAST       OVERSEEN BY        HELD BY
  DATE OF BIRTH                     FUND                  SERVED               FIVE YEARS          TRUSTEE          TRUSTEE
  -------------                     ----                  ------               ----------           -------         -------
CLEMENT C. MOORE,                  Trustee        Shall serve until         Managing Partner,        59          None
II                                                death, resignation or     Mariemont
Date of Birth: 9/44                               removal. Trustee          Holdings, LLC,
                                                  since October 1999.       (real estate
                                                                            holding and
                                                                            development
                                                                            company) since
                                                                            1980.

JOHN J. QUINDLEN                   Trustee        Shall serve until         Retired since            59          None
Date of Birth: 5/32                               death, resignation or     1993.
                                                  removal. Trustee
                                                  since October 1999.

MARK A. SARGENT                    Trustee        Shall serve until         Dean and                 59          Wilmington
Date of Birth: 4/51                               death, resignation or     Professor of Law,                    Low Volatility
                                                  removal. Trustee          Villanova                            Fund of Funds
                                                  since November            University School                    (closed-end
                                                  2001.                     of Law since July                    registered
                                                                            1997.                                investment
                                                                                                                 company).

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of, the Fund, the Trust, any of the Series' investment advisers or the Distributor or of any company controlled by or under common control with such entities.

                               EXECUTIVE OFFICERS

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                PRINCIPAL             FUND          OTHER
                                 POSITION(S)        TERM OF OFFICE AND        OCCUPATION(S)         COMPLEX      DIRECTORSHIPS
   NAME, ADDRESS AND              HELD WITH           LENGTH OF TIME           DURING PAST        OVERSEEN BY      HELD BY
     DATE OF BIRTH                  FUND                 SERVED                 FIVE YEARS          TRUSTEE        TRUSTEE
     -------------                  ----                 ------                 ----------          -------        -------
ERIC K. CHEUNG                  Vice President    Shall serve at the        Vice President,           N/A            N/A
1100 North Market Street                          pleasure of the Board     Wilmington Trust
Wilmington, DE 19890                              and until successor is    Company since
Date of Birth: 12/54                              elected and qualified.    1986; and Vice
                                                  Officer since October     President and
                                                  1998.                     Director, RSMC
                                                                            since 2001.

JOSEPH M. FAHEY, JR.            Vice President    Shall serve at the        Vice President,           N/A            N/A
1100 North Market Street                          pleasure of the Board     RSMC since
Wilmington, DE 19890                              and until successor is    1992.
Date of Birth: 1/57                               elected and qualified.
                                                  Officer since
                                                  November 1999.

                                                          EXECUTIVE OFFICERS
                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                PRINCIPAL         FUND           OTHER
                                     POSITION(S)      TERM OF OFFICE AND      OCCUPATION(S)      COMPLEX      DIRECTORSHIPS
   NAME, ADDRESS AND                  HELD WITH         LENGTH OF TIME         DURING PAST      OVERSEEN BY     HELD BY
     DATE OF BIRTH                      FUND               SERVED               FIVE YEARS       TRUSTEE        TRUSTEE
     -------------                      ----               ------               ----------       -------        -------
JOHN R. GILES                      Chief            Shall serve at the      Senior Vice            N/A            N/A
1100 North Market Street           Financial        pleasure of the Board   President,
Wilmington, DE 19890               Officer, Vice    and until successor is  Wilmington Trust
Date of Birth: 8/57                President and    elected and qualified.  Company since
                                   Treasurer        Officer since           1996.
                                                    December 1999.

WILLIAM P.                         Vice President   Shall serve at the      Managing               N/A            N/A
RICHARDS, JR.                                       pleasure of the Board   Director,
100 Wilshire Boulevard                              and until successor is  Roxbury Capital
Suite 1000                                          elected and qualified.  Management
Santa Monica, CA 90401                              Officer since           LLC (registered
Date of Birth: 11/36                                November 2004.          investment
                                                                            adviser) since
                                                                            1998.

LEAH M. ANDERSON                   Secretary        Shall serve at the      Officer,               N/A            N/A
1100 North Market Street                            pleasure of the Board   Wilmington Trust
Wilmington, DE 19890                                and until successor is  Company since
Date of Birth: 08/65                                elected and qualified.  1998. Officer,
                                                    Officer since October   RSMC since
                                                    2002.                   1992

ANNA M.                            Chief            Shall serve at the      Chief Compliance       N/A            N/A
BENCROWSKY                         Compliance       pleasure of the Board   Officer, Rodney
1100 North Market Street           Officer          and until successor is  Square
Wilmington, DE 19890                                elected and qualified;  Management
Date of Birth: 5/51                                 Officer since           Corporation since
                                                    September 2004.         2004; Vice
                                                                            President and
                                                                            Chief Compliance
                                                                            Officer, 1838
                                                                            Investment
                                                                            Advisors, LP
                                                                            from 1998 to
                                                                            2004; Vice
                                                                            President,
                                                                            Secretary, and
                                                                            Treasurer, 1838
                                                                            Investment
                                                                            Advisors Funds
                                                                            from 1995 to
                                                                            2004; Vice
                                                                            President and
                                                                            Secretary, 1838
                                                                            Bond-Debenture
                                                                            Trading Fund
                                                                            from 1982 to
                                                                            2004.

RESPONSIBILITIES OF THE BOARD AND COMMITTEES BOARD. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolio and to provide oversight management of the Portfolios. Currently the Board is comprised of nine individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Portfolios and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met five times during the fiscal year ended June 30, 2004. Currently, the Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Board has an Audit Committee comprised of Messrs. Giordano, Klein and Quindlen, each of which is an Independent Trustee. Mr. Giordano serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Fund's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Fund's basic accounting system and the effectiveness of the Fund's internal accounting controls. During the fiscal year ended June 30, 2004, there were four meetings of the Audit Committee.

NOMINATING AND GOVERNANCE COMMITTEE. The Board has a Nominating and Governance Committee comprised of Messrs. Giordano, Quindlen and Sargent, each of which is an Independent Trustee. Mr. Sargent serves as chairman of the Committee. The Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board; determining trustee qualifications guidelines as well as compensation, insurance and indemnification of trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer for the Fund. During the fiscal year ended June 30, 2004, there was one meeting of the Committee. The Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Fund at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of the Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

REGULATORY OVERSIGHT COMMITTEE. The Board has a Regulatory Oversight Committee comprised of Messrs. Arnold, Brucker, Moore and Sargent, each of which is an Independent Trustee. Mr. Moore serves as the chairman of the Committee. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Portfolios. The Committee also performs such other tasks as the Board deems necessary. During the fiscal year ended June 30, 2004, there were four meetings of the Regulatory Oversight Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Portfolios and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2003.

                                                                                    AGGREGATE DOLLAR RANGE
                                                                                    OF EQUITY SECURITIES IN
                                                                                   ALL REGISTERED INVESTMENT
                                                                                 COMPANIES OVERSEEN BY TRUSTEE
                                        DOLLAR RANGE OF EQUITY SECURITIES            WITHIN THE FAMILY OF
     NAME OF TRUSTEE                      IN EACH PORTFOLIO OF THE FUND               INVESTMENT COMPANIES
     ---------------                      -----------------------------               --------------------
INTERESTED TRUSTEES
ROBERT J. CHRISTIAN                                                                      Over $100,000
  Prime Money Market                             $50,001-$100,000
  Small Cap Core                                 $10,001-$50,000
  Large Cap Core                                  Over $100,000

WILLIAM P. RICHARDS                                    NONE                                   NONE

INDEPENDENT TRUSTEES
ROBERT ARNOLD                                                                           $50,001-100,000
  Large Cap Core                                 $10,001-$50,000
ERIC BRUCKER                                                                            $10,001-$50,000
  Large Cap Core                                 $10,001-$50,000
  U.S. Government Portfolio                         $1-$10,000

NICHOLAS GIORDANO                                      NONE                             $10,001-$50,000

LOUIS KLEIN, JR.                                       NONE                             $10,001-$50,000

CLEMENT C. MOORE, II                                                                     Over $100,000
  Prime Money Market                              Over $100,000
  Short-Term Income                               Over $100,000

JOHN J. QUINDLEN                                                                         Over $100,000
  Broad Market Bond                               Over $100,000
  Large Cap Core                                  Over $100,000
  Small Cap Core                                  Over $100,000
  Large Cap Value                                 Over $100,000

MARK A. SARGENT                                                                         $10,001-$50,000
  Short/Intermediate Bond                        $10,001-$50,000

As of December 31, 2003, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS. Each Portfolios' assets (except the Small Cap Core Portfolio's) are invested in a corresponding series of the Trust that has the same investment objective, strategies and limitations as the investing Portfolio. Since each Portfolio (except the Small Cap Core Portfolio) operates as a "feeder fund" in a master/feeder structure with a corresponding Series of the Trust, none of the Portfolios (except the Small Cap Core Portfolio) have an investment adviser that directly manages its assets. The Small Cap core Portfolio, on the other hand, invests its assets in other mutual funds, currently two of the Series (Small Cap Growth and Small Cap Value Series), in accordance with weightings determined by the Portfolio's own investment adviser, RSMC. Each of the Portfolios receives investment advisory services indirectly from the investment advisers of the Series. The Trust has retained Cramer Rosenthal McGlynn, LLC ("CRM"), Roxbury Capital Management LLC ("Roxbury"), and RSMC to manage the assets of certain Series of the Trust. Each of these investment advisers has been retained pursuant to a separate investment advisory agreement (collectively, the "Investment Advisory Agreements") which have been approved by the Board of Trustees of the Trust (and the Fund in the case of the Small Cap Core Portfolio), including a majority of the Independent Trustees. Each Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Boards of Trustees or by a majority of the outstanding voting securities of the Trust or Fund, as the case may be, and in either event, by a majority of the Independent Trustees casting votes in person at a meeting called for such purpose.

The Board's decision to approve each Investment Advisory Agreement reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the Series' Investment Advisory Agreements, the Board considered many factors, including: (1) the Series' investment objectives and long-term performance, as well as recent changes in portfolio management in light of the performance of certain Series; (2) the investment adviser's management philosophy, personnel and processes as well as the overall character of the firm in light of recent developments in the mutual fund industry; (3) the expectations of shareholders; (4) the state of competition in the mutual fund industry; (5) comparable fees in the mutual fund industry; (6) the range and quality of services provided to the Series, the Portfolios and their shareholders in addition to investment advisory services; and (7) the Portfolios' relationship to other portfolios in the Fund Complex. During its review of the Small Cap Core Portfolio's Investment Advisory Agreement, the Board considered similar factors, including (1) the Portfolio's proposed investment objective and the long-term performance of the affiliated Series in which the adviser proposed investment; (2) the investment adviser's personnel and processes as they would relate to the allocation of the Portfolio's assets among the Series; (3) the fact that the change in investment objective, strategies and structure (i.e., from master/feeder to a fund-of-funds) and approval of the Investment Advisory Agreement would be subject to the approval of shareholders; (4) the fact that the investment adviser would receive no advisory fee under the new Investment Advisory Agreement, but that the advisory fees would be indirectly incurred through investment in certain Series and that fact that those fees would be higher than those currently incurred by the Portfolio; (5) the range and quality of services provided to the Series in which the Portfolio would invest as well as to be provided to the Portfolio's shareholders in addition to investment advisory services; and (6) the Portfolio's relationship to other portfolios in the Fund Complex.

In assessing an investment adviser's performance of its obligations, the Board also considered whether there has occurred a circumstance or event that would constitute a reason for it to not renew or approve an Investment Advisory Agreement, which it concluded there was not. In this regard, the Board was mindful of the potential disruption to the operations of the Series and Portfolios and the risks or other effects that could occur as a result of a decision to terminate or not renew or approve an Investment Advisory Agreement. In particular, the Board recognized that most shareholders have invested in the Portfolios on the strength of an investment adviser's reputation and in the expectation that the investment adviser will have a continuing role in providing advisory services to the Portfolio.

The Board also considered the compensation and benefits, if any, received by the investment adviser including a report on the compensation structure of RSMC's portfolio managers. This includes fees received for services provided to the Series by an investment adviser, sub-adviser or its affiliates and research services received by the investment adviser from brokers that execute trades for each Series, as well as advisory fees. The Board was aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the investment adviser, including the performance of the Series; the investment adviser's cost of providing the services; the extent to which the investment adviser may realize "economies of scale" as the Series or Portfolio grow larger; any indirect benefits that may accrue to the investment adviser and its affiliates as a result of the investment adviser's relationship with the Trust and the Fund; performance and expenses of comparable funds; and the extent to which the Independent Trustees are fully informed about the facts bearing on the investment adviser's service and fee. The Board is aware of these factors and takes them into account in its review of each Investment Advisory Agreement.

The Board considered these circumstances in light of its accumulated experience in governing the Trust and the Fund and working with the investment advisers on matters relating to the Trust and the Fund, and was assisted by the advice of legal counsel. In this regard, the Board receives a significant amount of information about the Series and Portfolios, the investment advisers and the Wilmington Trust Company ("Wilmington Trust") organization on an ongoing basis. The investment advisers and Wilmington Trust provide information at each regular meeting of the Board, and furnish additional reports in connection with the Board's formal review of the Investment Advisory Agreements. Thus, the Board's evaluation of an Investment Advisory Agreement is informed by reports concerning such matters as: the investment adviser's investment philosophy, personnel and processes; each Series' short-term and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor funds), and comments on the reasons for performance; each Portfolio's expenses (including the advisory fee itself and the overall expense structure of the Portfolio, both in absolute terms and relative to competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Series' portfolio securities; the nature and extent of the advisory and other services provided to the Series by the investment adviser and its affiliates; compliance and audit reports concerning the Portfolios and the companies that service them; and relevant developments in the mutual fund industry. The Board also considers the relationship of each Portfolio to the other portfolios in the Fund Complex, the interdependence resulting from shareholders' asset allocation processes and the exchange privileges between Portfolios.

Not all of the factors and considerations identified above are relevant to every series, nor does the Board consider any one of them to be determinative. The Board bases its decision to approve an Investment Advisory Agreement on all the relevant factors in light of its reasonable business judgment, and with a view to past and future long-term considerations.

Each Investment Advisory Agreement may be terminated by the Trust or the applicable investment adviser on 60 days' written notice without penalty. Each Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Additional information regarding the Investment Advisory Agreements and the fees paid to each of the investment advisers may be found under the heading of "Investment Advisory and Other Services."

COMPENSATION. In addition to the fees below, the Fund reimburses its Independent Trustees for their related business expenses. The following table shows the fees paid during the fiscal year ended June 30, 2004 to the Independent Trustees for their service to the Fund and the total compensation paid to the Trustees by the Fund Complex.

                                      PENSION OR                          TOTAL
                                      RETIREMENT                       COMPENSATION
                       AGGREGATE    BENEFITS ACCRUED   ESTIMATED          FROM
    INDEPENDENT      COMPENSATION    AS PART OF FUND ANNUAL BENEFITS   FUND COMPLEX
      TRUSTEE        FROM THE FUND     EXPENSES      UPON RETIREMENT  PAID TO TRUSTEES
      -------        -------------     --------      ---------------  ----------------
Robert H. Arnold       $37,125          None               None         $49,500
Dr. Eric Brucker       $37,125          None               None         $49,500
Nicholas Giordano      $37,125          None               None         $49,500
Louis Klein, Jr.       $37,125          None               None         $49,500
Clement C. Moore, II   $36,000          None               None         $48,000
John J. Quindlen       $37,125          None               None         $49,500
Mark A. Sargent        $37,125          None               None         $49,500

                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Fund, the Trust, each investment adviser and sub-adviser to the Series of the Trust and the Distributor have adopted a Code of Ethics.

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the Distributor, the Trust or the Fund. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Series under certain circumstances.

Under the Code of Ethics adopted by the Trust and the Fund, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the individual Codes of Ethics adopted by RSMC, CRM and Roxbury, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust and the Fund, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Fund's registration statement with the SEC.

PROXY VOTING. The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Series to each investment adviser thereof, subject to the Board's continuing oversight. For those Series which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Series. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Series, and for the purpose of providing benefits to such Series. An investment adviser or sub-adviser will consider the factors that could affect the value of a Series' investment in its determination on a vote.

Each of the investment advisers has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Their proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for a Series. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

RSMC's proxy voting procedures establish a protocol for voting of proxies in cases in where RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Series or that could compromise RSMC's independence of judgment and action in voting the proxy in the best interest of the Series' shareholders. RSMC believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or trustees of the Fund and Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. RSMC's proxy voting policies and procedures are attached herewith as Appendix C.

CRM's proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, where a company soliciting proxies is an advisory client of CRM or where CRM has a financial interest in a company soliciting proxies. In such instances, CRM will typically vote proxies in accordance with the recommendations of an independent third-party proxy company. In conflict situations where CRM does not follow the recommendations of such third-party company, CRM will submit a separate report to the Board of Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. CRM's proxy voting policies and procedures are attached herewith as Appendix D.

Roxbury's proxy voting procedures establish a protocol for voting of proxies in cases in which it or a sub-adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, Roxbury or the sub-adviser will submit a separate report to the Board of Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. Roxbury's proxy voting procedures and guidelines are attached as Appendix E.

The Series' proxy voting record as of June 30th is available (i) without charge, upon request, by calling (800) 336-9970; and (ii) on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Portfolio are presumed to "control" the Portfolio. As a result, those persons or organizations could have the ability to take action with respect to a Portfolio without the consent or approval of other shareholders. As of September 30, 2004 officers and Trustees of the Fund owned individually and together less than 1% of the Fund's outstanding shares. As of September 30, 2004, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Portfolio were as follows:

PREMIER MONEY MARKET PORTFOLIO (INSTITUTIONAL SHARES)

Kiewit Finance Group Inc.                                  18.50%
One Thousand Kiewit Plaza
Omaha, NE 68131

Southeast Corridor Cons                                    10.92%
One Thousand Kiewit Plaza
Omaha, NE 68131

Peter Kiewit Sons Inc.                                      9.53%
One Thousand Kiewit Plaza
Omaha, NE 68131

Kiewit FCI Manson                                           8.83%
Skyway Bridge Co. 364
One Thousand Kiewit Plaza
Omaha, NE 68131

PRIME MONEY MARKET PORTFOLIO (INVESTOR SHARES)

Saxon & Co.                                                63.97%
P.O. Box 7780-1888
Philadelphia, PA 19182

PRIME MONEY MARKET PORTFOLIO (SERVICE SHARES)

Lack & Lindsay                                             73.99%
Attn: Mutual Funds Unit
1100 North Market Street
Wilmington, DE 19890

Wilmington Trust Company                                   20.63%
Attn: Cash Management
1100 North Market Street
Wilmington, DE 19890

National Financial Services                                 5.30%
FBO our Customers
Attn Mutual Funds
200 Liberty Street, 5th Floor
New York, NY 10281

U.S. GOVERNMENT PORTFOLIO (INVESTOR SHARES)

Wilmington Trust Company                                   69.83%
Pondview Load Trust
270 Park Avenue
New York, NY 10017

Barbara A. Monahan                                         11.21%
 & Jane Hopkin & Michele Monahan
For Barbara A. Monahan REV TR
601 W. Gray Fox Lane
Glen Mills, PA 19342-2245

Industrial Sales & Factoring Corp                           6.15%
One Commerce Center
1201 N. Orange Street
Wilmington, DE 19801-1155

Barbara A. Monahan                                          5.69%
 & Jane Hopkin & Michele Monahan
For Barbara A. Monahan REV TR
601 W. Gray Fox Lane
Glen Mills, PA 19342-2245

U.S. GOVERNMENT PORTFOLIO (SERVICE SHARES)

Lack & Lindsay                                             80.21%
Attn: Mutual Funds Unit
1100 North Market Street
Wilmington, DE 19890

Wilmington Trust Company                                   15.04%
Attn Cash Management
1100 North Market Street
Wilmington, DE 19890

Lack & Lindsay                                             11.74%
Attn: Mutual Funds Unit
1100 North Market Street
Wilmington, DE 19890

TAX-EXEMPT PORTFOLIO (INVESTOR SHARES)

Saxon & Co.                                                99.60%
P.O. Box 7780-1888
Philadelphia, PA 19182

TAX-EXEMPT PORTFOLIO (SERVICE SHARES)

Lack & Lindsay                                             76.88%
Attn: Mutual Funds Unit
1100 North Market Street
Wilmington, DE 19890

Wilmington Trust Company                                   15.56%
Attn: Cash Management
1100 North Market Street
Wilmington, DE 19890

SHORT/INTERMEDIATE BOND PORTFOLIO (INSTITUTIONAL SHARES)

Wilmington Trust Company                                    7.94%
FBO WTC Pension Fund
1100 N. Market Street
Wilmington, DE 19890

Wilmington Trust Company                                    5.08%
FBO University of Delaware
1100 N. Market Street
Wilmington, DE 19890

National Financial Service Corp.                            5.46%
FBO Continental Kiewit Inc. Pension Plan
P.O. Box 92956
Chicago, IL 60675

Kiewit Construction Group, Inc.                            30.46%
One Thousand Kiewit Plaza
Omaha, NE 68131

SHORT/INTERMEDIATE BOND PORTFOLIO (INVESTOR SHARES)

Delaware Community Foundation                              56.01%
100 West 10th Street, Suite 115
Wilmington, DE 19801

SunTrust Bank Inc.                                         17.06%
Cust FBO MJ Curry & J. Paris & JP Wooster
P.O. Box 105870-CTR 3145
Atlanta, GA 30348-5870

SunTrust Bank Inc.                                         26.93%
Cust FBO MJ Curry & J. Paris & JP Wooster
P.O. Box 105870-CTR 3145
Atlanta, GA 30348-5870

BROAD MARKET BOND PORTFOLIO (INSTITUTIONAL SHARES)

Wilmington Trust Company                                   22.18%
1100 N. Market Street
Wilmington, DE 19899

Kiewit Construction Group, Inc.                            27.28%
One Thousand Kiewit Plaza
Omaha, NE 68131

Delaware Charter Guarantee                                 11.26%
711 High Street
Des Moines, IA 50392

MUNICIPAL BOND PORTFOLIO (INSTITUTIONAL SHARES)

100 West 10th Street Corp.                                 13.01%
1100 North Market Street
Wilmington, DE 19890

National Financial Services Corp.                          18.76%
One World Financial Center, Church Street Station
P.O. Box 3908
New York, NY 10008-3908

Wilmington Trust Company TTEE                               7.33%
1100 N. Market Street
Wilmington, DE 19899

SHORT-TERM INCOME PORTFOLIO (INSTITUTIONAL SHARES)

Wilmington Trust Corporation                                9.97%
1100 North Market Street
Wilmington, DE 19890

LARGE CAP CORE PORTFOLIO (INSTITUTIONAL SHARES)

Wilmington Trust Company                                   42.70%
1100 N. Market Street
Wilmington, DE 19890

Delaware Charter Guarantee & Trust                         15.92%
711 High Street
Des Moines, IA 50392

LARGE CAP VALUE PORTFOLIO (INSTITUTIONAL SHARES)

Wilmington Trust Company                                   13.53%
P.O Box 8882
Wilmington, DE 19899

Delaware Charter Guarantee                                 32.24%
711 High Street
Des Moines, IA 50392

SMALL CAP CORE PORTFOLIO (INSTITUTIONAL SHARES)

Wilmington Trust Company                                    6.13%
P.O. Box 8882
Wilmington, DE 19899

Delaware Charter Guarantee                                 23.05%
711 High Street
Des Moines, IA 50392

                     INVESTMENT ADVISORY AND OTHER SERVICES

                      RODNEY SQUARE MANAGEMENT CORPORATION

RSMC serves as the investment adviser to the Large Cap Core, Short/Intermediate Bond, Broad Market Bond, Municipal Bond, Short-Term Income, Prime Money Market, Premier Money Market, U.S. Government, Tax-Exempt Series and the Small Cap Core Portfolio. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB a wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment adviser. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, and Balentine and Company LLC, an indirect subsidiary of Wilmington Trust Corporation, are registered investment advisers and broker-dealers. Cramer Rosenthal McGlynn, ("CRM") and Roxbury Capital Management ("Roxbury") are both registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.

Under an Investment Advisory Agreement dated May 9, 2001, the Large Cap Core Series pays a monthly fee to RSMC at the annual rate of 0.70% of the Series' first $1 billion of average daily net assets; 0.65% of the Series' next $1 billion of average daily net assets; and 0.60% of the Series' average daily net assets over $2 billion. Each of the Short/Intermediate Bond, Broad Market Bond, Municipal Bond and Short-Term Income Series pays a monthly fee to RSMC at the annual rate of 0.35% of the Series' first $1 billion of average daily net assets; 0.30% of the Series' next $1 billion of average daily net assets; and 0.25% of the Series' average daily net assets over $2 billion. Each of the Prime Money Market Series, the U.S. Government Series and the Tax-Exempt Series pays a monthly fee to RSMC at the annual rate of 0.37% of the Series' first $1 billion of average daily net assets; 0.33% of the Series' next $500 million of average daily net assets; 0.30% of the Series' next $500 million of average daily net assets; and 0.27% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month. The Premier Money Market Series pays a monthly fee to RSMC at the annual rate of 0.20% of its average daily net assets. The Small Cap Core Portfolio does not pay any fees to RSMC for advisory services.

For its services as investment adviser, RSMC received the following fees:

                                    12 MONTHS ENDED   12 MONTHS ENDED    12 MONTHS ENDED
                                        6/30/04           6/30/03           6/30/02
                                        -------           -------           -------
Premier Money Market Series           $1,682,608        $ 1,323,465        $ 1,270,445
Prime Money Market Series             $9,499,643        $10,780,391        $11,213,385
U.S. Government Series                $4,282,870        $ 5,051,852        $ 5,090,402
Tax-Exempt Series                     $2,147,721        $ 2,734,988        $ 2,737,675
Short/Intermediate Bond Series        $  661,836        $   616,739        $   577,725
Large Cap Core Series                 $  433,945        $   448,592        $   698,806
Broad Market Bond Series              $  349,776        $   418,055        $   419,753
Municipal Bond Series                 $  197,801        $   134,747        $    94,309
Short-Term Income Series              $  137,946                N/A                N/A

RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed the following amounts with respect to the following portfolios:

          PORTFOLIO/CLASS                    EXPENSE CAP
          ---------------                    -----------
Wilmington Premier Money Market Portfolio
          Institutional                        0.20%
          Service                              0.45%
Wilmington Large Cap Core Portfolio
          Institutional                        0.80%
          Investor                             1.05%
Balentine Premier Money Market Portfolio
          Service                              0.93%
Wilmington Municipal Bond Portfolio
          Institutional                        0.75%
          Investor                             1.00%
Wilmington Short-Term Income Portfolio
          Institutional                        0.65%
          Investor                             0.90%

These waivers will remain in place until November 1, 2005, except for the Wilmington Short-Term Income Portfolio's waiver, which will remain in place until July 1, 2006. The Board may, in its discretion, terminate the expense limitation arrangement with respect to any Portfolio or class thereof prior to such termination date. Pursuant to RSMC's contractual waiver obligations, RSMC waived fees and/or reimbursed expenses in the following amounts:

                                                                    12 MONTHS           12 MONTHS           12 MONTHS
                                                                      ENDED                ENDED              ENDED
                                                                     6/30/04              6/30/03            6/30/02
                                                                     -------              -------            -------
Premier Money Market Series                                          $468,562             $354,155            $374,950
   Wilmington Premier Money Market Portfolio                         $230,653             $254,514            $235,112
Large Cap Core Series                                                $ 49,709             $ 46,668            $ 41,238
   Wilmington Large Cap Core Portfolio                               $139,654             $150,766            $157,395
Municipal Bond Series                                                $      0             $      0            $      0
   Wilmington Municipal Bond Portfolio                               $ 21,204             $ 51,519            $ 49,087
Short-Term Income Series                                             $      0                  N/A                 N/A
   Wilmington Short-Term Income Portfolio                            $ 89,908                  N/A                 N/A

                         CRAMER ROSENTHAL MCGLYNN, LLC

CRM is located at 707 Westchester Avenue, White Plains, New York 10604, and serves as investment adviser to the Large Cap Value Series and the Small Cap Value Series, a Series in which the Wilmington Small Cap Core Portfolio invests. CRM and its predecessors have managed equity investments for mutual funds, corporate pension plans, educational, community, religious and private endowments and foundations as well as for individuals, in a value oriented style across a broad range of market capitalizations, and has been in business for more than thirty years. CRM is 36.53% owned by Cramer, Rosenthal, McGlynn, Inc. ("CRM, Inc."), the controlling member of CRM. All shareholders of CRM, Inc. are senior officers of CRM. CRM is registered as an investment adviser with the SEC. Wilmington Trust Corporation has controlling interest in CRM by way of equity ownership.

Under the Investment Advisory Agreement, the Large Cap Value Series pays a monthly advisory fee to CRM at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets over $2 billion. The Small Cap Value Series pays a monthly advisory fee to CRM at the annual rate of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next $1 billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion. For the past three fiscal years, CRM received the following fees:

                              12 MONTHS          12 MONTHS        12 MONTHS
                                ENDED              ENDED            ENDED
                               6/30/04           6/30/03           6/30/02
                               -------           -------           -------
Large Cap Value Series        $  345,225        $  260,508        $  425,733
Small Cap Value Series        $4,040,536        $2,457,745        $2,579,092

Prior to April 2, 2001, CRM agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that limited annual operating expenses to not more 1.00% of average daily net assets for the Large Cap Value Series and 1.25% of the average daily net assets for the Small Cap Value Series. The termination of these expense limitations was approved by the Board of Trustees effective April 2, 2001.

                           ROXBURY CAPITAL MANAGEMENT

Roxbury is located at 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, and serves as the investment adviser to the Small Cap Growth Series, a Series in which the Wilmington Small Cap Core Portfolio invests. Roxbury is provided investment advisory services, in a growth oriented style, to individuals, mutual funds. Wilmington Trust Corporation has a controlling interest in Roxbury by way of equity ownership.

Under the Investment Advisory Agreement, the Small Cap Growth Series pays a monthly advisory fee to Roxbury at the annual rate of 1.00% of the Series' first $1 billion of average daily net assets; 0.95% for the Series' next billion of average daily net assets; and 0.90% of the Series' average daily net assets over $2 billion.

Roxbury has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses, as a percentage of average net assets, exceed 1.75% for the Small Cap Growth Series. Unless the Board of Trustees approves its earlier termination, the undertaking with respect to the Small Cap Growth Series will remain in place until January 1, 2006.

For the past three fiscal years, Roxbury received the following fees:

                                                 12 MONTHS        12 MONTHS       12 MONTHS
                                                   ENDED            ENDED           ENDED
                                                  6/30/04          6/30/03         6/30/02
                                                  -------          -------         -------
Small Cap Growth Series                          $525,397          $13,345          N/A

ADVISORY SERVICES. Under the terms of each Investment Advisory Agreement, each investment adviser agrees to: (a) direct the investments of each Series, subject to and in accordance with the Series' investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for each Series, securities and other investments consistent with the Series' objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Series; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of the Series; (e) make available and provide such information as the Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Series and its investment activities. Additionally, each investment adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Series. The Trust and/or each investment adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the investment adviser delegates any or all of its duties as listed.

The Investment Advisory Agreements provide that each investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the Interested Trustees who are affiliated with an investment adviser and the salaries of all personnel of each investment adviser performing services for each Portfolio relating to research, statistical and investment activities are paid by the investment adviser.

Each of the Portfolios and each class of shares of the Portfolios pays its respective pro rata portion of the advisory fee payable by the Series.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to Administration and Accounting Services Agreements dated October 1, 2004, PFPC Inc. ("PFPC") performs certain administrative services for the Portfolios and the Series, such as preparing shareholder reports providing statistical and research data, assisting the investment advisers in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Portfolios and the Series. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Portfolios. The accounting services performed by PFPC include determining the net asset value per share of each Portfolio and maintaining records relating to the securities transactions of the Portfolio and Series. From September 1, 2002 to October 1, 2004, RSMC, an affiliate of the Trust, provided administrative and accounting services and PFPC provide certain sub-administration services. Prior to September 1, 2002, PFPC provided administrative and accounting services for the Portfolios. Accordingly, the Fund and the Trust paid administrative fees to RSMC and PFPC, whether as administrator or sub-administrator of $3,633,484, $2,552,225 and $2,996,143, for fiscal years ended June 30, 2004, 2003 and 2002, respectively.

Pursuant to Compliance, Support and Recordkeeping Services Agreements dated October 1, 2004, RSMC, an affiliate of the Trust, performs certain non-investment related statistical and research services, execution and administrative support services, recordkeeping services as well as certain other coordination and fund related preparatory services for the Funds and Series. In consideration of the provision of these services, RSMC, investment adviser to the Fund and the Trust, receives an asset based fee of 0.006% of the Fund's average daily net assets.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP serves as the independent registered public accounting firm to the Fund and WT Investment Trust I, providing services which include (1) auditing the annual financial statements for the Portfolios, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Portfolio. Ernst & Young LLP is located at 2001 Market Street, Philadelphia, PA 19103.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Fund and WT Investment Trust I.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian. The Custodian's services include, in addition to the custody of all cash and securities owned by the Fund and Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Fund and Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Fund and Trust, releasing and delivering securities from the custody accounts of the Fund and Trust, maintaining records with respect to such custody accounts, delivering to the Fund and Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust. Citibank, N.A. serves as the Trust's foreign custody manager.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

The Distributor is currently located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as the underwriter of the Portfolios' shares pursuant to a Distribution Agreement with the Fund. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Portfolios as agent for the Fund. Shares of the Portfolios are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Portfolios and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Portfolios' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), the Distributor will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the Investor Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholders service fees under any shareholder services plan adopted by the Portfolios, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Portfolios as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Portfolios' Institutional Shares.

The Distribution Agreement became effective as of January 1, 2004 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Portfolios or their shareholders for losses arising in connection with the sale of Portfolio shares.

The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Portfolio (i) (by vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Portfolio or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Portfolio) on sixty (60) days' written notice to the Distributor; or
(ii) by the Distributor on sixty (60) days' written notice to the Portfolio. The Distributor will be compensated for distribution services according to the Investor Shares 12b-1 Plan, which became effective on November 1, 1999, regardless of the Distributor's expenses.

The Investor Shares 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions ("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.

The Investor Shares 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the Investor Shares of each Portfolio's average net assets; and (ii) limitations set from time to time by the Board of Trustees. The Board of Trustees has only authorized implementation of a 12b-1 fee for annual payments of up to 0.10% of the Investor Shares of each of the Money Market Portfolio's average net assets to compensate the Distributor for making payments to certain Service Organizations who have sold Investor Shares of the Portfolios and for other distribution expenses.

For the fiscal year ended June 30, 2004, the Portfolios paid the Distributor 12b-1 fees in respect of broker-dealer compensation as follows:

                                        12b-1 Fee
                                        ---------
Prime Money Market Portfolio             $15,480
Premier Money Market Portfolio           $     0
U.S. Government Portfolio                $16,962
Tax-Exempt Portfolio                     $20,034
Short/Intermediate Bond Portfolio        $   724
Broad Market Bond Portfolio              $     0
Municipal Bond Portfolio                 $     0
Short-Term Income Portfolio              $     0
Small Cap Core Portfolio                 $     0
Large Cap Core Portfolio                 $     0
Large Cap Value Portfolio                $     0

Under the Investor Shares 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Portfolio of the distribution of its Investor Shares, such payments are authorized. Each Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. An investment adviser places portfolio transactions on behalf of a Series, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Portfolio transactions placed by an investment adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a sub-adviser. Debt securities purchased and sold by the Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

Brokerage commissions paid by each of the Series for the last three fiscal years ended June 30, 2004 are as follows:

                              12 MONTHS       12 MONTHS       12 MONTHS
                                ENDED           ENDED           ENDED
                               6/30/04         6/30/03         6/30/02
                               -------         -------         -------
Small Cap Core Series*        $591,869        $360,758        $199,976
Large Cap Core Series         $ 66,321        $158,900        $199,976
Large Cap Value Series        $ 51,990        $198,522        $280,192

* For the twelve months ended June 30, 2004, the amount reflects a pro-rata portion of each of the Small Cap Value and Small Cap Growth Series allocable to the Small Cap Core Portfolio

When buying or selling securities, the Series may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Series.

BROKERAGE SELECTION. The primary objective of each investment adviser in placing orders on behalf of a Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, an investment adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Series or to the investment adviser. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. An investment adviser may place trades with certain brokers with which it is under common control, including Balentine & Company LLC or Wilmington Brokerage Services Co., each an indirect, wholly-owned subsidiary of Wilmington Trust Corporation, provided that the investment adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms.

In selecting and monitoring broker-dealers and negotiating commissions, an investment adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser may use such broker-dealers to effect securities transactions. Preference may be given to brokers who provide research or statistical material or other services to the Portfolios, or to the investment adviser, subject to investment advisers' duty to seek best execution.

Section 28(e) of the Securities Exchange Act of 1934 provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), the investment adviser is required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Series may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement the investment adviser own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of equipment used to communicate research information and the providing of specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not direct fund transactions to dealers solely on the basis of research services provided.

During the fiscal year ended June 30, 2004, each Series directed transactions and paid related brokerage commissions because of research services provided in the following amounts:

                                                            12 MONTHS ENDED 6/30/04
                                              COMMISSIONS PAID                   TRANSACTIONS DIRECTED
                                              ----------------                   ---------------------
WT Large Cap Growth Series                      $ 42,202                              $28,748,714
Large Cap Value Series                          $ 11,078                              $   477,167
Small Cap Growth Series                         $ 61,439                              $29,303,960
Small Cap Value Series                          $170,369                              $59,626,445

ALLOCATION OF FUND TRANSACTIONS. Some of an investment adviser's other clients have investment objectives and programs similar to that of the Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of each investment adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between a Series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Fund issues three separate classes of shares. Each Portfolio offers Institutional and Investor Shares, except (1) the Premier Money Market Portfolio which issues Institutional and Service Shares only and (2) the Prime Money Market Portfolio, the U.S. Government Portfolio and the Tax-Exempt Portfolio which issue Investor and Service Shares only. The shares of each Portfolio, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that
(i) Investor Shares pay Rule 12b-1 distribution expenses (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid), and (ii) the Service Shares pay a shareholder service fee of 0.25% of the average net assets of the Service Shares. The net income attributable to Investor or Service Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 distribution fees; accordingly, the net asset value of the Investor and Service Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

Shares of a Portfolio entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Portfolio and class thereof take separate votes on matters affecting only that Portfolio or class. For example, a change in the fundamental investment policies for a Portfolio would be voted upon only by shareholders of that Portfolio.

The Portfolios do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Portfolio's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Portfolios for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Portfolio IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Portfolio shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Portfolio shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares through an AIP will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Portfolio, at 2:00 p.m. Eastern Time for the Premier Money Market, Prime Money Market and U.S. Government Portfolios, or at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), for the Bond and Equity Portfolios, on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Portfolio shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, the investment advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Check: You may utilize the check writing option to redeem shares of the Prime Money Market, U.S. Government and Tax-Exempt Portfolios by drawing a check for $500 or more against a Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Portfolio account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Portfolio shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "insufficient funds" and returned checks. These charges will be paid by redeeming an appropriate number of Portfolio shares automatically. Each Portfolio and the transfer agent reserve the right to terminate or alter the check writing service at any time. The transfer agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Portfolio shares.

Systematic Withdrawal Plan: If you own shares of a Portfolio with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares through an SWP will be effected at the NAV determined on or about the 25th day of the month. With respect to the Prime Money Market Portfolio and the U.S. Government Portfolio, the redemption of Portfolio shares through an SWP will be reflected at the NAV determined at 2:00 p.m. Eastern time on the automatic redemption date. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Portfolios, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption.

Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Portfolio's securities or to determine the value of a Portfolio's net assets, or
(d) ordered by a governmental body having jurisdiction over a Portfolio for the protection of the Portfolio's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.

Each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Portfolio and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Portfolio has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Portfolio for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. Each of the Money Market Portfolios' securities is valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of a Money Market Portfolio's securities based upon their amortized cost and the accompanying maintenance of each Portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies - Money Market Portfolios." In connection with the use of the amortized cost valuation technique, each Portfolio's Board of Trustees has established procedures delegating to the investment adviser the responsibility for maintaining a constant net asset value per share. Such procedures include a daily review of each Portfolio's holdings to determine whether a Portfolio's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.

Should a Money Market Portfolio incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if a Portfolio's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

The net asset value per share is determined as of 12:00 noon Eastern time for the Tax-Exempt Portfolio, as of 2:00 p.m. Eastern time for the Premier Money Market, and as of 2:00 p.m. and 4:00 p.m. Eastern time for the Prime Money Market Portfolio and U.S. Government Portfolio, on each business day (i.e., a day that the New York Stock Exchange (the "Exchange") and the transfer agent are open for business). The net asset value per share is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

For the Bond Portfolios and the Equity Portfolios, the net asset value per share of each Portfolio is determined by dividing the value of the Portfolio's net assets by the total number of Portfolio shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Portfolios are open for business. The Portfolios are open for business on days when the Exchange and PFPC are open for business.

In valuing a Portfolio's assets, a security listed on an exchange (and not subject to restrictions against sale by the Portfolio on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Portfolio on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                    DIVIDENDS

Dividends from the Money Market Portfolios are declared on each business day after 4:00 p.m. Eastern time and paid to shareholders ordinarily on the first business day of the following month. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-business days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the U.S. Government Portfolio may be exempt from state taxes.

Dividends from the Bond Portfolios' net investment income are declared on each business day and paid to shareholders ordinarily on the first business day of the following month. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-business days on which dividends are not declared. However, no such dividend included any amount of net income earned in a subsequent semiannual period. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, if any, after deducting any available capital loss carryovers, are declared and paid annually.

Dividends, if any, from the Equity Portfolios' net investment income and distributions, if any, of (1) net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, after deducting any available capital loss carryovers are declared and paid annually.

A dividend or distribution paid by a Portfolio which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                           TAXATION OF THE PORTFOLIOS

GENERAL. Each Portfolio is treated as a separate corporation for federal income tax purposes. Each Portfolio has qualified, elected and intends to continue to qualify to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a regulated investment company ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain determined without regard to the dividend received deduction) and, in the case of the International Multi-Manager

Portfolio, net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations as well as meet several additional requirements. For each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer or of any two or more issuers that a Portfolio controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses.

If a Portfolio failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate income tax rates with reduction for distributions paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Portfolio will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Portfolio will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Portfolio is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includable gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 15%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares in a Portfolio. If a Portfolio invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Portfolio realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. If a Portfolio invests in equity investments and the Portfolio makes distributions, the portion designated as qualified dividend income will be taxed at the same rate as long-term capital gains through 2008.

Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

Investors should be aware that if Portfolio shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent any distribution of exempt-interest dividends received with respect to such shares.

MONEY MARKET PORTFOLIOS: With respect to the U.S. Government Portfolio, Premier Money Market Portfolio and Prime Money Market Portfolio, distributions from a Portfolio's investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Because each of the Portfolios' net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporate shareholders or to be taxed at capital gain rates as qualified dividend income.

BOND PORTFOLIOS: Each Bond Portfolio may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Portfolio must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Portfolio must distribute annually substantially all of its investment company taxable income and net tax-exempt income, including any original issue discount, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAX-EXEMPT PORTFOLIO AND MUNICIPAL BOND PORTFOLIO: Each of these Portfolios will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under Section 103(a) of the Code; both Portfolios intend to continue to satisfy this requirement. Distributions that a Portfolio properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be tax preference items for purposes of the Alternative Minimum Tax ("AMT"). If the aggregate exempt interest dividends exceed a Portfolio's net tax-exempt income, then only a portion of the excess dividend will be excludable from the shareholders' gross income. The shareholders' treatment of dividends from a Portfolio under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, each Portfolio may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.

Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a tax preference item for AMT purposes. Furthermore, even interest on tax-exempt securities held by a Portfolio that are not PABs, which interest otherwise would not be a tax preference item, nevertheless may be indirectly subject to the AMT in the hands of corporate shareholders when distributed to them by the Portfolio. Generally, PABs are issued by or on behalf of public authorities to finance various privately operated facilities. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisors before purchasing a Portfolio's shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

Individuals who receive Social Security and railroad retirement benefits may be required to include up to 85% of such benefits in taxable income if their modified adjusted gross income (including income from tax-exempt sources such as the Tax-Exempt and Municipal Bond Portfolios) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from each Portfolio still are tax-exempt to the extent described in the prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

The Municipal Bond Portfolio may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with original issue discount ("OID"), the sum of its issue price plus accrued OID, except that market discount that is less than the product of (1) 1/4 of 1% of the redemption price at maturity multiplied by (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Municipal Bond

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Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

The Tax-Exempt and Municipal Bond Portfolios inform shareholders within 60 days after their fiscal year-end of the percentage of its income distributions designated as exempt-interest dividends. The percentage is applied uniformly to all distributions made during the year, so the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of a Portfolio's income that was tax-exempt during the period covered by the distribution.

SHORT/INTERMEDIATE BOND PORTFOLIO, BROAD MARKET BOND AND SHORT-TERM INCOME
PORTFOLIO: Interest and dividends received by the Short/Intermediate Bond Portfolio and the Broad Market Bond Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

EQUITY PORTFOLIOS: It is anticipated that all or a portion of the dividends from the net investment income of each Equity Portfolio will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Portfolios are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of the Portfolio's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by the Portfolio from taxable U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Individual shareholders who receive qualified dividend income will be taxed on such qualified dividend income at long term capital gain rates. Qualified dividend income generally means dividend income received from (i) a domestic corporation or (ii) from certain foreign corporations.

Each Equity Portfolio will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as (i) qualifying for the dividends received deduction or (ii) qualified dividend income taxable as net capital gain.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by the Small Cap Core Portfolio may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Small Cap Core Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Portfolio. If the election is made, the Portfolio will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Portfolio will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Portfolio makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

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The Small Cap Core Portfolio may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Portfolio is a U.S. shareholder - that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Portfolio acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three years (or, if shorter, the holding period). The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If the Small Cap Core Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Small Cap Core Portfolio may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolios also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Portfolios for prior taxable years. A Portfolio's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, mark to market gains are treated as an excess distribution (as ordinary income).

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Portfolio with respect to its business of investing in securities qualify as permissible income under the source of income requirement.

SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Portfolio has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Portfolio at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Portfolio in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See Section 988 below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of the Portfolio on the acquisition and disposition of foreign currency (e.g. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of

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debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Portfolio's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Portfolio. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Portfolio has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Portfolio may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Portfolio of straddle transactions are not entirely clear.

CONSTRUCTIVE SALE. If a Portfolio has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing federal tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences of an investment in a Portfolio, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Portfolio. Shareholders should consult their tax advisors regarding specific questions relating to federal, state and local taxes.

                              FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Wilmington Premier Money Market, Prime Money Market, U.S. Government, Tax-Exempt, Short/Intermediate Bond, Broad Market Bond, Municipal Bond, Short-Term Income, Large Cap Core, Small Cap Core and Large Cap Value Portfolios, including each of their corresponding, or other, Series for the fiscal year ended June 30, 2004, are set forth in the Annual Reports to shareholders, including the notes thereto and the reports of Ernst & Young LPP thereon. The Annual Reports are incorporated herein by reference.

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                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing a Portfolio's corresponding Series, the investment adviser may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Portfolio's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Portfolios will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Series will use leverage in their options, futures, and in the case of the International Multi-Manager Series, its forward currency contract strategies. Accordingly, the Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either
(1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Series' assets could impede portfolio management, or the Series' ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Series may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as

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in transactions in which a Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Series will be obligated to sell the security at less than its market value.

Each Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Series would expect to suffer a loss.

Each Series may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Series will not exactly match the composition of indices on which options are purchased or written.

Each Series may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Series would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Series would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Series will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Series the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Series holds a put warrant and the value of the underlying index falls, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Series does not exercise an index warrant prior to its expiration, then the Series loses the amount of the purchase price that it paid for the warrant.

Each Series will normally use index warrants as it may use index options. The risks of the Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Series' ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

      (1) each Series will write only covered options, and each such option will remain covered so long as the Series is obligated thereby; and

      (2) no Series will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Series is unable to effect a closing purchase transaction with respect to options it has acquired, the Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Series may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

      (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

      (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Series is exercised or unless a closing transaction is effected with respect to that position, the Series will realize a loss in the amount of the premium paid and any transaction costs.

      (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

      (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Series writes a call option on an index, the Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Series holds an index option and exercises it before the closing index value for that day is available, the Series runs the risk that the level of the underlying index may subsequently change.

      (5) A Series' activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, the Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Series' securities holdings. To the extent that a portion of a Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Series' holdings. A Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the Series plans to acquire at a future date. The Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Series. This is analogous to writing covered call options on securities. The Series also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Series.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

      (1) Each Series will engage only in covered futures transactions, and each such transaction will remain covered so long as the Series is obligated thereby.

      (2) No Series will write' options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Series purchases a contract and the value of the contract rises, the Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Series' obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Series to close a position and, in the event of adverse price movements, the Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Series' use of futures contracts and related options, particular note should be taken of the following:

      (1) Successful use by a Series of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market.

      Consequently, a Series may need to sell assets at a time when such sales are disadvantageous to the Series. If the price of the futures contract moves more than the price of the underlying securities, a Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

      (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

      (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Series intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Series would continue to be required to make variation margin payments.

      (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

      (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

      (6) As is the case with options, a Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The Short-Term Income Series' investment adviser may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by the Short-Term Income Series. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

The Short-Term Income Series may enter into forward currency contracts either with respect to specific transactions or with respect to the Series' positions. When the investment adviser believes that a particular currency may decline compared to the U.S. dollar, the Series may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of the Series' securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when the Series anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

The Short-Term Income Series also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, the Short-Term Income Series may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by the Short-Term Income Series or which the investment adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. The Series also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect the Series' securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. The Short-Term Income Series may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

The Short-Term Income Series will not enter into an options, futures or forward currency contract transaction that exposes the Short-Term Income Series to an obligation to another party unless the Series either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the Series' position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, the Short-Term Income Series' ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the Short-Term Income Series will not purchase or write such positions unless and until, in the investment adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Series will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Short-Term Income Series must accept or make delivery of the underlying foreign currency in accordance with any

U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

SWAP AGREEMENTS. The Short-Term Income Series may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between the Short-Term Income Series and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Short-Term Income Series with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

The Short-Term Income Series may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Short-Term Income Series anticipates purchasing at a later date. Swaps have special risks including possible default by the counter party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Short-Term Income Series is contractually obligated to make or receive. If the counter party to a swap defaults, the Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. The Series will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering the Series' investment objective will depend on the Investment adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Series will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Series will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Series' repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P and Fitch to the securities in which the Portfolios' corresponding Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, an investment adviser will consider whether it is in the best interest of the Series to continue to hold the securities.

                                 MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds that are rated Ba offer questionable financial security. Often the ability of these entities to meet obligations may be moderate and not well safeguarded in the future.

"Ba," "B," "Caa," "Ca," and "C": Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (-) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P): When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

                                   S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

"BB," "B," "CCC," "CC" and "C": Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

"BB": Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

"B": Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

"CCC": Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

"CC": This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

"C": This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

"CI": This rating is reserved for income bonds on which no interest is being paid.

"D": Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

                                  FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+: Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

BB: Issues assigned this rating indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not considered investment grade.

                                   APPENDIX C

                PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES

              SPECIFIC TO WT INVESTMENT TRUST I AND WT MUTUAL FUND

                      RODNEY SQUARE MANAGEMENT CORPORATION

I.    INTRODUCTION

            On January 31, 2003, the Securities and Exchange Commission adopted a new rule and rule amendments under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), for certain registered investment advisers regarding adoption and disclosure of proxy voting policies and the preservation and disclosure of proxy voting records.

            New Rule 206(4)-6 under the Advisers Act provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, amendments to Rule 204-2 under the Advisers Act set forth new record-keeping requirements.

            This document has been developed in accordance with the new regulatory requirements for registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation ("RSMC"), these Policies, Procedures, and Voting Guidelines are intended to form the basis for voting, recording and providing required disclosures to WT Investment Trust I (the "Trust") and WT Mutual Fund (the "Fund") (collectively, the "Funds"), RSMC's only advisory clients.

            As regulated management investment companies, the Funds comprise a master-feeder complex where investment securities are held by multiple underlying master investment series ("Series"). The Funds have adopted related policies and procedures to comply with similar new regulatory requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act").

II.   PROXY VOTING DELEGATION


      A.    From the Funds to RSMC and Affiliate Investment Advisers:

            1. The Trust has numerous investment Series, some of which are advised by RSMC, and others that are managed by different Investment Advisers who are affiliated with RSMC. In addition, portions of some investment Series are managed by Sub-Advisers.

            2. Due to the nature of this master-feeder structure, the voting of proxies for securities held by the Trust has been delegated by the Board to RSMC and its affiliated Investment Advisers.

      B.    From RSMC to Wilmington Trust Company:

            1. Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company ("Wilmington Trust"), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC's clients, provided that the procedures and guidelines herein are followed by such individuals.

      C.    From RSMC to Sub-Advisers for the International Multi-Manager
            Series:

            1. An Investment Adviser may further delegate proxy voting responsibilities to one or more Sub-Advisers to a Series if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.

            2. Currently, RSMC has elected to delegate voting on behalf of the International Multi-Manager Series to the two Sub-Advisers currently managing portions of that Series.

III.  PROXY VOTING POLICIES AND PROCEDURES

      A.    General Policy Statement:

            1. Based on the premise that an issuer's Board of Directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer's Board of Directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

            2. As new issues arise and trends develop, voting practices will be modified accordingly.

            3. Proxy voting for securities held by RSMC-advised Series is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.

            4. An independent proxy service, Institutional Shareholder Services ("ISS"), provides the mechanism through which the proxies for securities held by RSMC-advised Series are voted, but the voting of those proxies is directed by Wilmington Trust's proxy analyst and is entirely based on Wilmington Trust's Proxy Voting Guidelines.

            5. The proxy analyst conducts appropriate research based upon data gathered from the issuer's proxy documents, ISS research material, financial publications, and other sources.

      B.    Additions to and Deviations from Proxy Voting Guidelines:

            1. When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the analyst brings it to the attention of Wilmington Trust's Securities Review Committee. The Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.

            2. If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the analyst must refer the matter to the Securities Review Committee for final determination. The exception may then become the rule should the Committee decide that an existing guideline should be reversed in light of changing times and circumstances.

      C.    Conflicts of Interest:

            1. A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Funds and that could compromise RSMC's independence of judgment and action in voting the proxy in the best interests of the Funds' shareholders.

            2. In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.

            3. Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the analyst and the Securities Review Committee to determine if a conflict of interest is present.

            4. In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Fund's management or Board of Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of Fund shareholders not affected by RSMC's or another party's conflict.

      D.    Written Analysis:

            1. Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or (ii) the resolution of conflict of interest on a particular vote.

            2. This material should be preserved by RSMC, provided to the Funds, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.

IV.   PROXY VOTING GUIDELINES AS OF FEBRUARY 20, 2004

      A.    RSMC will generally vote WITH AN ISSUER'S MANAGEMENT by voting:

            1.    For election of directors;

            2.    For appointment of auditors;

            3.    For uncontested mergers;

            4.    For proposals to establish a staggered board;

            5. For proposals to require that directors can be removed only for cause;

            6.    For proposals to increase authorized shares;

            7. For proposals to require supermajority vote for takeover-related events - provided there is a "fair price" provision., but we vote against management in the absence of such fair price provision.);

            8. For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

            9. For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;

            10. For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the federal alternative minimum tax;

            11. For proposals to reincorporate in tax havens like Bermuda and the Cayman Islands;

            12. As management recommends on proposals to eliminate or establish preemptive rights;

            13. As management recommends on proposals to eliminate or establish cumulative voting;

            14. Against shareholder proposals that the company not provide pension benefits to non-employee directors;

            15. Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

            16.   Against shareholder proposals to require confidential voting;

            17. Against shareholder proposals that a majority of the Board be independent;

            18. Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations.

            19.   Against shareholder proposals to limit "golden parachutes;"

            20. Against shareholder proposals to limit the money paid to the company's auditors for non-auditing services;

            21.   Against shareholder proposals to index options;

            22.   Against shareholder proposals to expense options; and

            23. With respect to mutual funds, we vote for proposals to allow mutual fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940.

      B.    RSMC will generally vote AGAINST AN ISSUER'S MANAGEMENT by voting:

            1. For shareholder proposals requesting that management rescind takeover-related rights plans, except we don't oppose the rights plan if it has a permitted bid provision and the provision is reasonable;

            2. For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by Section 203 of the Delaware General Corporation Law;

            3. For shareholder proposals to exclude abstentions when tabulating votes;

            4. Against proposals to establish a new class of common stock with magnified voting power;

            5. Against proposals to eliminate shareholder action by written consent;

            6. Against proposals to require that shareholder meetings can only be called by the Board of Directors. We favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent - either higher or lower;

            7. Against proposals to authorize the Board to adopt, amend, or repeal the company's by-laws without shareholder vote;

            8. Against proposals to require more than a simple majority shareholder vote to remove directors for cause;

            9.    Against proposals to re-price options;

            10. With respect to British companies, we vote against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company's request to disclose the size of their holdings;

            11. With respect to French companies, we vote against proposals to allow the Board to issue stock in response to a takeover offer; and

            12.   With respect to mutual funds, we vote

                  a. against proposals to change a mutual fund's investment objective, unless there is an extremely compelling reason,

                  b. against proposals to eliminate the requirement that changes in a mutual fund's investment objective be subject to shareholder vote,

                  c. against proposals to change any of a mutual fund's investment policies in a manner that would be counter to the fund's investment objective, and

                  d. if it is apparent that one of a mutual fund's investment policies could be changed in a manner that would be counter to the fund's investment objective, then we would vote against a proposal to eliminate the shareholder vote required to change that particular investment policy.

V.    PROXY VOTING RECORD-KEEPING

      A.    RSMC's Record-keeping Responsibilities under the Advisers Act:

            In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:

            1. Copies of all proxy voting policies, procedures, and voting guidelines;

            2. Copies of each proxy voting statement received regarding client securities;

            3.    Records of each vote cast;

            4. Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the basis for such decision, including written consents from clients.

            5. Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

            6. RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for five years (the first two years in an appropriate office of RSMC).

      B.    RSMC's Record-keeping Responsibilities under the Investment Company
            Act:

            1. RSMC shall maintain separate records of each proxy vote it casts on behalf of each Series during the 12-month period ended June 30th of each year in the following format:

                         NAME OF THE ISSUER OF THE PORTFOLIO SECURITY
                       EXCHANGE TICKER SYMBOL OF THE PORTFOLIO SECURITY
                                   (IF REASONABLY AVAILABLE)
                            CUSIP NUMBER FOR THE PORTFOLIO SECURITY

                                   (IF REASONABLYAVAILABLE)
                                   SHAREHOLDER MEETING DATE
                            BRIEF SUMMARY OF EACH MATTER VOTED UPON
                       WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR
                                     BY A SECURITY HOLDER
                      WHETHER RSMC VOTED THE SERIES' SHARES ON THE MATTER
                     HOW THE VOTE WAS CAST - "FOR," "AGAINST," "ABSTAIN,"
                         OR "WITHHELD" REGARDING ELECTION OF DIRECTORS
                             WHETHER RSMC VOTED THE SERIES' SHARES
                            WITH OR AGAINST THE ISSUER'S MANAGEMENT

            2. RSMC will also support and coordinate all reporting and disclosure requirements.

            3. ISS or another third-party administrator maybe engaged to perform some or all of the activities described herein.

VI.   DISCLOSURE REQUIREMENTS

      A.    Disclosure of Proxy Voting Policies, Procedures, and Records:

            1. RSMC shall prepare a concise summary of this document for delivery to any client upon request.

            2. The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.

            3. RSMC shall also inform clients how to obtain information on how their securities were voted.

As approved and ratified by the Board of Trustees on September 28, 2004

                                   APPENDIX D

                    POLICIES AND PROCEDURES FOR PROXY VOTING

                          CRAMER ROSENTHAL MCGLYNN, LLC

                               REVISED MARCH 2004

            Cramer Rosenthal McGlynn, LLC ("CRM" or the "Firm") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). CRM serves as the investment adviser or sub-adviser of various
(i) investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), (ii) private investment funds exempt from registration under the 1940 Act, and (iii) outside private accounts over which the Firm has discretionary investment authority.

1.    Purpose

            In most cases, CRM clients have delegated to the Firm the authority to vote proxies relating to equity securities on their behalf. In exercising such voting authority over client proxies, CRM shall vote proxies in the best interest of its clients (the ultimate share owner or plan beneficiary) and shall not subrogate the clients' interest to its own. The CRM Compliance Committee (the "Compliance Committee") has determined that these Policies and Procedures For Proxy Voting (these "Policies") are reasonably designed to assure that CRM votes client proxies in the best interest of clients and to provide clients with information about how their proxies are voted. In addition, these Policies are designed to satisfy CRM's obligations under Rule 206(4)-6 under the Advisers Act.

2.    CRM's Proxy Voting Process

            CRM's policy seeks to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for stocks which are held in client accounts in a timely and appropriate manner. CRM shall conduct such activities and vote client proxies in accordance with these Policies.

3.    Monitoring of Corporate Actions

            CRM monitors corporate actions electronically through a proxy service provided by Automated Data Processing Inc. Through the service, CRM receives electronic notice of upcoming proxy votes, meeting and record dates and other information on upcoming corporate actions by companies in which CRM clients are shareholders. CRM generally utilizes the service to electronically vote such proxies.

4.    The Voting Process

            Review of Proxy Solicitation Materials/Independent Recommendations

            CRM receives proxy materials through an independent third party, Institutional Shareholder Services ("ISS").(1) ISS provides analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value.(2) ISS's voting recommendations cover three categories:
(i) voting recommendations for social and environmental shareholder proposals;
(ii) voting recommendations for "Taft-Hartley" accounts that are in

----------
      (1) ISS analyzes proxy proposals for institutional investors and publishes a "proxy analysis" with research and a vote recommendation for approximately 17,000 shareholder meetings a year. ISS is well known in the industry and registered with the SEC as an investment adviser.

      (2) ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request.

the best long-term economic interest of plan participants and beneficiaries conforming to AFL-CIO voting guidelines;(1) and (iii) voting recommendations intended to generally maximize shareholder value.

            In determining how to vote on a proxy issue, CRM will consider ISS analysis and recommendations, as well as the portfolio manager's own knowledge of the company (including its management, operations, industry and the particular proxy issue) in rendering a decision, with the exception of Taft-Hartley and accounts where the client specifically directs CRM to vote in a "socially responsible" manner (in which case CRM would generally follow the particular ISS recommendations for that category).

            Instances Where CRM Does Not Follow ISS Recommendation

            As stated above, there may be instances where the Firm determines that it is not in the best interest of clients to follow ISS recommendations with respect to certain proxy vote(s). These instances may involve non-routine and/or controversial issues, such as the re-pricing of options, adoption or substantial changes to a shareholder rights plan (or poison pill) or proxy contests, involving, for instance, a hostile takeover attempt but may also include more routine issues, such as the election of directors or auditor appointments. When CRM decides not to vote proxies in the manner recommended by ISS, CRM shall document the reasons for such decision.

5.    Securities on Loan

            Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process; securities lending decisions are made by the custodian with the consent of and on behalf of the client. As a general matter, when a security is on "loan" as of the record date, CRM has no authority to vote, and shall not vote, a proxy for the security.

6.    Clients Who Vote Their Own Proxies

            CRM clients may retain the authority to vote their own proxies in their discretion.

7. Conflicts and Potential Conflicts of Interest Between the Adviser and its Clients

            CRM recognizes that there may be a conflict of interest or potential conflict of interest between itself and its clients with respect to the voting of proxies of certain companies and has developed a mechanism for identifying and addressing such conflicts. Examples of such conflicts include, but are not limited to, instances where CRM manages financial assets for a company or CRM has another business relationship (such as a service provider or vendor) or where a CRM employee may be a member of the Board of Directors of a company for which proxies are voted.

            When a conflict or potential conflict between CRM and its clients has been identified, CRM will vote the proxy as recommended by ISS, subject to a review by the Compliance Committee to confirm that voting is in the best interest of clients.

            CRM has a "watch list" of issuers that may present a conflict of interest or potential conflict relating to proxy voting. The watch list is maintained by the Compliance Committee and amended, as appropriate. Proxy votes relating to issuers on the watch list are voted in accordance with the procedures in the last prior paragraph.

8.    Disclosure

            For CRM clients who are clients of the Firm as of the effective date of these Policies, the Firm shall deliver to such clients in a separate mailing(1) the following: (i) a description of these Policies;(2) (ii) information as to

----------
      (1) CRM receives an analysis intended to protect plan assets as required by the U.S. Department of Labor and the Employees Retirement Income Security Act of 1974 ("ERISA").

how the client can obtain information from CRM on how CRM voted the client's proxies; and (iii) information as to how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.

            In addition, CRM, in its written brochure required under Rule 204-3 (the "Form ADV") shall describe: (i) these Policies; (ii) how a client can obtain information from CRM on how it voted the client's proxies; and (iii) how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.

9.    Oversight

            The Compliance Committee shall have oversight responsibility for these Policies. In particular, the Compliance Committee shall have responsibility for monitoring the actual or potential conflicts of interest that may arise in relation to voting proxies for client securities.

10.   Recordkeeping

            CRM shall retain the following books and records in, as appropriate, electronic or hard copy form:

                  (1) These Policies as they may be amended from time to time.

                  (2) A copy of each proxy statement received regarding client securities (which may be kept by relying on obtaining copies through the EDGAR system maintained by the Securities and Exchange Commission).

                  (3) A record of each vote cast on behalf of clients.

                  (4) Internal documents created that were material to the decision on how to vote any proxies or that memorialize the basis for such a decision, including any documentation relating to decisions to vote proxies other than in accordance with ISS recommendations.

                  (5) Copies of written client requests for proxy voting records and of the Firm's written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client.

                  (6) With respect to votes cast for securities held in any registered investment company, records of CUSIP numbers. Records for the CRM Mutual Funds shall be recorded and maintained by WT Mutual Fund.

            The above records shall be retained in an easily accessible place for a period of at least five (5) years from the end for the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CRM.

behalf of clients are voted. This information is set forth below.

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

----------
(continued...)

      (1) Appendix A sets forth the form of letter to be used.

      (2) Such description shall be a summary of the proxy voting process rather than a reiteration of the policies and procedures and will indicate that a copy of the policies and procedures is available upon request.

All of the information contained in this ISS Proxy Voting Manual has been prepared solely by Institutional Shareholder Services, Inc.

1.    OPERATIONAL ITEMS

            ADJOURN MEETING

            Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

            AMEND QUORUM REQUIREMENTS

            Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

            AMEND MINOR BYLAWS

            Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

            CHANGE COMPANY NAME

            Vote FOR proposals to change the corporate name.

            CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

            Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

            ISS PROXY VOTING

            Guidelines Summary Ratifying Auditors

            Vote FOR proposals to ratify auditors, unless any of the following apply:

            - An auditor has a financial interest in or association with the company, and is therefore not independent

            -     Fees for non-audit services are excessive, or

            - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

            Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

            -     Transact Other Business

2.    BOARD OF DIRECTORS

            Voting on Director Nominees in Uncontested Elections Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

            - Attend less than 75 percent of the board and committee meetings without a valid excuse

            - Implement or renew a dead-hand or modified dead-hand poison pill

            - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

            - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

            - Failed to act on takeover offers where the majority of the shareholders tendered their shares

            - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

            - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

            - Are audit committee members and the non-audit fees paid to the auditor are excessive.

            In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

            Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

            Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

            Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

            Vote AGAINST proposals to eliminate cumulative voting.

            Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

            Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

            Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

            Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

            Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

            - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

            -     Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

            Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

            Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

            Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

            Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

            Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

            Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

            Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

            -     Majority of independent directors on board

            -     All-independent key committees

            -     Committee chairpersons nominated by the independent directors

            - CEO performance reviewed annually by a committee of outside directors

            -     Established governance guidelines

            -     Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

            Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

            Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

            Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

            While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

            Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.    PROXY CONTESTS, VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

            Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

            - Long-term financial performance of the target company relative to its industry; management's track record

            -     Background to the proxy contest

            -     Qualifications of director nominees (both slates)

            - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

            Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

            Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4.    ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

            Advance Notice Requirements for Shareholder Proposals/Nominations Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

            Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

            Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

            Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

            Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

            Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

            Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

            Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

            Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

            Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5.    MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

      -     Purchase price

      -     Fairness opinion

      -     Financial and strategic benefits

      -     How the deal was negotiated

      -     Conflicts of interest

      -     Other alternatives for the business

      -     Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

            -     Impact on the balance sheet/working capital

            -     Potential elimination of diseconomies

            -     Anticipated financial and operating benefits

            -     Anticipated use of funds

            -     Value received for the asset

            -     Fairness opinion

            -     How the deal was negotiated

            -     Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

            -     Dilution to existing shareholders' position

            -     Terms of the offer

            -     Financial issues

            -     Management's efforts to pursue other alternatives

            -     Control issues

            -     Conflicts of interest.

            Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

            Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

            -     The reasons for the change

            -     Any financial or tax benefits

            -     Regulatory benefits

            -     Increases in capital structure

            - Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

            - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

            -     Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

            Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

            Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

            Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

            Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

            - Prospects of the combined company, anticipated financial and operating benefits

            -     Offer price

            -     Fairness opinion

            -     How the deal was negotiated

            -     Changes in corporate governance

            -     Change in the capital structure

            -     Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

            Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

            Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

            -     Tax and regulatory advantages

            -     Planned use of the sale proceeds

            -     Valuation of spinoff

            -     Fairness opinion

            -     Benefits to the parent company

            -     Conflicts of interest

            -     Managerial incentives

            -     Corporate governance changes

            -     Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

            Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.    STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

            Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

            Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

            Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

            Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

            Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

            Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

            Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

            Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

            Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

            Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

            Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

            Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, controlshare cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions)

6.    CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

            Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

            Vote AGAINST proposals to create a new class of common' stock with superior voting rights.

            Vote FOR proposals to create a new class of nonvoting or subvoting common stock if It is intended for financing purposes with minimal or no dilution to current shareholders

            It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

            Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

            Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

            Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

            Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

            Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

            Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

            Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

            Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

            Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

            Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

            Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

            Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

            Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of `voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

7.    EXECUTIVE AND DIRECTOR COMPENSATION

            Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

            Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

            - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), -

            -     Cash compensation, and

            -     Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

            Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

            Vote AGAINST retirement plans for non employee directors.

            Vote FOR shareholder proposals to eliminate retirement plans for non employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a

CASE-BY-CASE basis giving consideration to the following:

            -     Historic trading patterns

            -     Rationale for the repricing

            -     Value-for-value exchange

            -     Option vesting

            -     Terml, of the option

            -     Exercise price

            -     Participation.

EMPLOYEE STOCK PURCHASE PLANS

            Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

            Vote FOR employee stock purchase plans where all of the following apply:

            -     Purchase price is at least 85 percent of fair market value

            -     Offering period is 27 months or less, and

            -     Potential voting power dilution (VPD) is ten percent or less.

            Vote AGAINST employee stock purchase plans where any of the following apply:

            - Purchase price is less than 85 percent of fair market value, or

            -     Offering period is greater than 27 months, or

            -     VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

            Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
Section 162(m).

            Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

            Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis it sing a proprietary, quantitative model developed by ISS. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

            Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) EMPLOYEE BENEFIT PLANS

            Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

            Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

            Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

            Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

            Vote FOR shareholder proposals to put option repricings to a shareholder vote.

            Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

            Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

            Vote CASE-BY-CASE on shareholder proposals advocating the use of performance based stock options (indexed, premium-priced, and performance-vested options), taking into account:

            - Whether the proposal mandates that all awards be performance-based

            - Whether the proposal extends beyond executive awards to those of lower-ranking employees

            - Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

            Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

            - The parachute should be less attractive than an ongoing employment opportunity with the firm

            - The triggering mechanism should be beyond the control of management

            - The amount should not exceed three times base salary plus guaranteed benefits

8.    SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

            Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

      - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

      - The availability and feasibility of alternatives to animal testing to ensure product safety, and

      -     The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

            - The company has already published a set of animal welfare standards and monitors compliance

            - The company's standards are comparable to or better than those of peer firms, and

            - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

            Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

            Whether the proposal focuses on a specific drug and region

            - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

            - The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

            - Whether the company already limits price increases of its products

            - Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

            -     The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

            -     The costs and feasibility of labeling and/or phasing out

            - The nature of the company's business and the proportion of it affected by the proposal

            - The proportion of company sales in markets requiring labeling or GMO-free products

            -     The extent that peer companies label or have eliminated GMOs

            - Competitive benefits, such as expected increases in consumer demand for the company's products

            - The risks of misleading consumers without federally mandated, standardized labeling

            -     Alternatives to labeling employed by the company.

            Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

            Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs-an issue better left to federal regulators-which outweigh the economic benefits derived from biotechnology.

            Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

            - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

            -     The extent that peer companies have eliminated GMOs

            - The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

            - Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

            - The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

            Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

            Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies

PREDATORY LENDING

            Vote CASE-BY-CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

            - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

            - Whether the company has adequately disclosed the financial risks of its subprime business

            - Whether the company has been subject to violations of lending laws or serious lending controversies

            -     Peer companies' policies to prevent abusive lending practices.

TOBACCO

            Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

SECOND-HAND SMOKE:

            - Whether the company complies with all local ordinances and regulations

            - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

            -     The risk of any health-related liabilities.

ADVERTISING TO YOUTH:

            - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

            - Whether the company has gone as far as peers in restricting advertising

            - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

            - Whether restrictions on marketing to youth extend to foreign countries

CEASE PRODUCTION OF TOBACCO-RELATED PRODUCTS OR AVOID SELLING PRODUCTS TO TOBACCO COMPANIES:

            -     The percentage of the company's business affected

            - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPINOFF TOBACCO-RELATED BUSINESSES:

            -     The percentage of the company's business affected

            -     The feasibility of a spinoff

            - Potential future liabilities related to the company's tobacco business.

STRONGER PRODUCT WARNINGS:

            Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:

            Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

            Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

            - Whether there are publicly available environmental impact reports;

            - Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

            -     The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

            Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

            - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

            - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

            - Environmentally conscious practices of peer companies, including endorsement of CERES Costs of membership and implementation.

ENVIRONMENTAL REPORTS

            Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

            Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

            - The company's level of disclosure lags that of its competitors, or

            - The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

            Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

            - The nature of the company's business and the percentage affected

            -     The extent that peer companies are recycling

            -     The timetable prescribed by the proposal

            -     The costs and methods of implementation

            - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

            Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

            - The nature of the company's business and the percentage affected

            - The extent that peer companies are switching from fossil fuels to cleaner sources

            -     The timetable and specific action prescribed by the proposal

            -     The costs of implementation

            -     The company's initiatives to address climate change

            Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

            Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

            -     The relevance of the issue to be linked to pay

            - The company's level of disclosure lags that of its competitors, or

            - The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

            Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

            - The nature of the company's business and the percentage affected

            -     The extent that peer companies are recycling

            -     The timetable prescribed by the proposal

            -     The costs and methods of implementation

            - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

            Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

            - The nature of the company's business and the percentage affected

            - The extent that peer companies are switching from fossil fuels to cleaner sources

            -     The timetable and specific action prescribed by the proposal

            -     The costs of implementation

            -     The company's initiatives to address climate change

            Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

            Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

            -     The relevance of the issue to be linked to pay

            - The degree that social performance is already included in the company's pay structure and disclosed

            - The degree that social performance is used by peer companies in setting pay

            - Violations or complaints filed against the company relating to the particular social performance measure

            - Artificial limits sought by the proposal, such as freezing or capping executive pay

            -     Independence of the compensation committee

            -     Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

            Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

            - The company is in compliance with laws governing corporate political activities, and

            - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
                  (PACs) are strictly voluntary and not coercive.

            Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

            Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

            Vote AGAINST proposals restricting the company from making, charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

            Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS CHINA PRINCIPLES

            Vote AGAINST proposals to implement the China Principles unless:

            - There are serious controversies surrounding the company's China operations, and

            - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

            Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

            -     The nature and amount of company business in that country

            -     The company's workplace code of conduct

            -     Proprietary and confidential information involved

            - Company compliance with U.S. regulations on investing in the country

            -     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

            Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

            - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

            - Agreements with foreign suppliers to meet certain workplace standards

            -     Whether company and vendor facilities are monitored and how

            -     Company participation in fair labor organizations

            -     Type of business

            -     Proportion of business conducted overseas

            -     Countries of operation with known human rights abuses

            - Whether the company has been recently involved in significant labor and human rights controversies or violations

            -     Peer company standards and practices

            -     Union presence in company's international factories

            Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

            - The company does not operate in countries with significant human rights violations

            - The company has no recent human rights controversies or violations, or

            - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

            Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

            - Company compliance with or violations of the Fair Employment Act of 1989

            - Company antidiscrimination policies that already exceed the legal requirements

            -     The cost and feasibility of adopting all nine principles

            - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

            -     The potential for charges of reverse discrimination

            - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

            -     The level of the company's investment in Northern Ireland

            -     The number of company employees in Northern Ireland

            -     The degree that industry peers have adopted the MacBride
                  Principles

            - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS FOREIGN MILITARY SALES/OFFSETS

            Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

            Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

            - Whether the company has in the past manufactured landmine components

            -     Whether the company's peers have renounced future production

            Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

            - What weapons classifications the proponent views as cluster bombs

            - Whether the company currently or in the past has manufactured cluster bombs or their components

            - The percentage of revenue derived from cluster bomb manufacture

            -     Whether the company's peers have renounced future production

NUCLEAR WEAPONS

            Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

            Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

            -     The information is already publicly available or

            - The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

            Generally vote FOR reports on the company's efforts to diversify the board, unless:

            - The board composition is reasonably inclusive in relation to companies of similar size and business or

            - The board already reports on its nominating procedures and diversity initiatives.

            Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

            -     The degree of board diversity

            -     Comparison with peer companies

            -     Established process for improving board diversity

            -     Existence of independent nominating committee

            -     Use of outside search firm

            -     History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

            Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

            -     The company has well-documented equal opportunity programs

            - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

            - The company has no recent EEO-related violations or litigation.

            Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

            Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

            - The composition of senior management and the board is fairly inclusive

            - The company has well-documented programs addressing diversity initiatives and leadership development

            - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

            - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

            Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

            - Whether the company's EEO policy is already in compliance with federal, state and local laws

            - Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

            - The industry norm for including sexual orientation in EEO statements

            - Existing policies in place to prevent workplace discrimination based on sexual orientation

            Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.   MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

            Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

            -     Board structure

            -     Director independence and qualifications

            -     Attendance at board and committee meetings.

            -     Votes should be withheld from directors who:

            - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

            - Ignore a shareholder proposal that is approved by a majority of shares outstanding

            - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

            - Are interested directors and sit on the audit or nominating committee, or

            - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

            Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

            -     Past performance as a closed-end fund

            -     Market in which the fund invests

            -     Measures taken by the board to address the discount

            -     Past shareholder activism, board activity

            -     Votes on related proposals.

PROXY CONTESTS

            Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

            -     Past performance relative to its peers

            -     Market in which fund invests

            -     Measures taken by the board to address the issues

            - Past shareholder activism, board activity, and votes on related proposals

            -     Strategy of the incumbents versus the dissidents

            -     Independence of directors

            -     Experience and skills of director candidates

            -     Governance profile of the company

            -     Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

            Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

            -     Proposed and current fee schedules

            -     Fund category/investment objective

            -     Performance benchmarks

            -     Share price performance compared to peers

            -     Resulting fees relative to peers

            -     Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

            Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

            -     Stated specific financing purpose

            -     Possible dilution for common shares

            -     Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

            Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

            -     Potential competitiveness

            -     Regulatory developments

            -     Current and potential returns

            -     Current and potential risk.

            Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NON-FUNDAMENTAL RESTRICTION

            Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

            -     The fund's target investments

            -     The reasons given by the fund for the change

            -     The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

            Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

            Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

            -     Political/economic changes in the target market

            -     Consolidation in the target market

            -     Current asset composition

CHANGE IN FUND'S SUB-CLASSIFICATION

            Votes on changes in a fund's sub-classification should be determined on a CASE-BYCASE basis, considering the following factors:

            -     Potential competitiveness

            -     Current and potential returns

            -     Risk of concentration

            -     Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

            Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

            -     Strategies employed to salvage the company

            -     The fund's past performance

            -     Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

            Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

            -     The degree of change implied by the proposal

            -     The efficiencies that could result

            -     The state of incorporation

            -     Regulatory standards and implications.

            Vote AGAINST any of the following changes:

            - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

            - Removal of shareholder approval requirement for amendments to the new declaration of trust

            - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

            - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

            - Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements

            - Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

            Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

            -     Regulations of both states

            -     Required fundamental policies of both states

            -     Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

            Vote AGAINST proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

            -     Fees charged to comparably sized funds with similar objectives

            -     The proposed distributor's reputation and past performance

            -     The competitiveness of the fund in the industry

            -     Terms of the agreement.

MASTER-FEEDER STRUCTURE

            Vote FOR the establishment of a master-feeder structure.

MERGERS

            Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

            -     Resulting fee structure

            -     Performance of both funds

            -     Continuity of management personnel

            - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

            Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

            Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

            Shareholder Proposals to Terminate Investment Advisor Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

            -     Performance of the fund's NAV

            -     The fund's history of shareholder relations

            -     The performance of other funds under the advisor's management.

                                   APPENDIX E

                      PROXY VOTING POLICIES AND PROCEDURES

                         ROXBURY CAPITAL MANAGEMENT, LLC

I. GENERAL PRINCIPLES

Roxbury Capital Management, LLC ("Roxbury") recognizes its responsibility to vote proxies in respect of securities owned by a client in the economic best interests of its client and without regard to the interests of Roxbury or any other client of Roxbury.

These Proxy Voting Policies and Procedures ("Policies") apply to securities held in client accounts in which Roxbury has direct voting authority. The Policies are subject to any proxy voting guideline or direction of a client as long as following the proxy voting guideline or direction is prudent under the circumstances.

Roxbury's policy is to exercise its proxy voting discretion absent special circumstances and in accordance with the guidelines set forth in the "Proxy Voting Guidelines" below. Any changes to the Proxy Voting Guidelines must be pre-approved in writing by the Proxy Voting Committee ("Committee").

II. VOTING PROCESS

Roxbury votes all proxies on behalf of a client's portfolio unless a) the client requests in writing that Roxbury not vote, b) the proxies are associated with unsupervised securities, c) the proxies are associated with securities transferred to Roxbury's management then liquidated because Roxbury does not follow those securities, or d) the costs of voting the proxies outweigh the benefits.

In addition, Roxbury does not vote proxies for some accounts that it manages under agreements it has with certain brokerage consultant firms whereby clients pay a single fee based on a percentage of assets under management for brokerage, custody and Roxbury's investment management services ("Wrap Fee Agreement"). If Roxbury does not vote the proxies, it may make proxy voting recommendations to the brokerage consultant firm with whom it has a Wrap Fee Agreement and that firm votes the proxies.

The Operations Department ("Operations") is responsible for voting proxies received by Roxbury. Operations will forward proxy proposals to the appropriate industry analyst.

The analyst will review the issues to be voted upon, related information, and the research provided by a proxy research service. The proxy research service also provides customized proxy research consistent with Roxbury's policies for accounts with special vote sensitivities, including socially responsible and Taft Hartley accounts. The analyst will make a recommendation to the Proxy Voting Committee as to how the proxy issues should be voted.

The Proxy Voting Committee provides centralized management of the proxy voting process and makes all proxy voting decisions except under special circumstances as noted below. The Committee:

      a) supervises the proxy voting process, including the identification of potential material conflicts of interest involving Roxbury and the proxy voting process in respect of securities owned by a client;

      b) determines how to vote proxies relating to issues not covered by these Policies; and

      c)    determines when Roxbury may deviate from these Policies.

The Proxy Voting Committee has at least three members at all times. Members of the Committee are comprised of portfolio managers, analysts, and one other Roxbury employee.

The Proxy Voting Committee will review the recommendations provided by Roxbury's analyst. After review of these recommendations, the proxy will be voted according to the majority vote of the Committee. If a Committee member disagrees with the recommendations of the analyst, the reasons for the disagreement will be documented. Operations will keep documents of proxy decisions made by the Committee. Since Roxbury generally considers the quality of a company's management in making investment decisions, Roxbury regularly votes proxies in accordance with the recommendations of a company's management if there is no conflict with shareholder value.

Roxbury may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as Roxbury deems appropriate under the circumstances. As an example, the Proxy Voting Committee may determine not to vote certain securities positions if, in its judgment, the expense and administrative inconvenience outweigh the benefits to clients of voting the securities.

Roxbury uses a proxy voting agent to ensure that, as much as possible, votable shares get voted and timely reporting is provided for Roxbury and its clients. Operations submits proxy votes for a portfolio to the proxy voting agent if the custodian of the portfolio's assets has a relationship with the agent. Proxies for portfolios not set up at the proxy voting agent will be voted using other means.

III. CONFLICTS OF INTEREST

Potential or actual conflicts of interest relating to a particular proxy proposal may be handled in various ways depending on the type and materiality. Depending upon the facts and circumstances of each situation and the requirements of applicable law, options include:

      1) Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor.

      2) Voting the proxy pursuant to client direction. Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these Policies:

      a) The issuer is a client of Roxbury and Roxbury manages its portfolio or its retirement plan. In such case, Roxbury will obtain an independent, third party opinion and will follow the recommendation of such third party.

      b) The issuer is an entity in which the Roxbury industry analyst assigned to review the proxy has a relative(1) in management of the issuer or an acquiring company. In such case, the analyst will not make any vote recommendations and another analyst will review the proxy. Although the proxy will be assigned to a different analyst, the industry analyst will still be available to answer questions about the issuer from other Proxy Committee members.

      c) The issuer is an entity in which a Proxy Committee member has a relative in management of the issuer or an acquiring company. In such case, the Proxy Committee member will not vote on the proxy and a member of the Executive Committee will vote instead.

      d) The issuer is an entity in which an officer or director of Roxbury or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $500 annually during Roxbury's last three fiscal years. In such case, Roxbury will obtain an independent, third party opinion and will follow the recommendation of such third party.

----------
   (1) For the purposes of these Policies, "relative" includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person's home.

      e) The issuer is Wilmington Trust Corporation. Due to Wilmington Trust Corporation's partial ownership of Roxbury, Roxbury would have a conflict of interest in voting proxies on Wilmington's stock; however, as a matter of policy, Roxbury does not purchase shares of Wilmington Trust Corporation for client portfolios.

      f) Another client or prospective client of Roxbury, directly or indirectly, conditions future engagement of Roxbury on voting proxies in respect of any client's securities on a particular matter in a particular way.

      g) Conflict exists between the interests of an employee benefit plan's portfolio and the plan sponsor's interests. In such case, Roxbury will resolve in favor of the plan's portfolio.

      h) Any other circumstance where Roxbury's duty to serve its clients' interests, typically referred to as its "duty of loyalty," could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of these Policies in respect of a specific vote or circumstance if:

            - The securities in respect of which Roxbury has the power to vote account for less than 1% of the issuer's outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer's outstanding voting securities and (ii) such securities do not represent more than 2% of the client's holdings with Roxbury.

            - The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

For clients that are registered investment companies ("Funds"), where a material conflict of interest has been identified and the matter is not covered by the Policies, Roxbury will disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board or committee of the Board. The Proxy Voting Committee's determination will take into account only the interests of the Fund, and the Proxy Voting Committee will document the basis for the decision and furnish the documentation to the Fund's Board or committee of the Board.

For clients other than Funds, where a material conflict of interest has been identified and the matter is not covered by the Policies, the Proxy Voting Committee will disclose the conflict to the client and advise the client that its securities will be voted only upon the recommendations of an independent third party.

IV. RECORDKEEPING AND RETENTION

Operations retains records relating to the voting of proxies, including:

      a)    a copy of these Policies and any amendments thereto;

      b) a copy of each proxy statement that Roxbury receives regarding client securities;

      c)    a record of each vote cast by Roxbury on behalf of clients;

      d) a copy of any document created by Roxbury that was material to making a decision on how to vote or that memorialized the basis for that decision;

      e) a copy of each written request for information on how Roxbury voted proxies on behalf of the client, and a copy of any written response by Roxbury to any oral or written request for information on how Roxbury voted.

Roxbury will maintain and preserve these records for such period of time as required to comply with applicable laws and regulations.

Roxbury may rely on proxy statements filed on the SEC's EDGAR system or on proxy statements and records of votes cast by Roxbury maintained by a third party, such as a proxy voting service (provided Roxbury had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

V. CLIENT DISCLOSURE

Roxbury will provide a report of how proxies were voted and copy of its specific guidelines to those clients who request such information. Requests for proxy information may be sent to the attention of Proxy Department, Roxbury Capital Management, LLC, 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401.

                             PROXY VOTING GUIDELINES

   1. OPERATIONAL ITEMS

We support policies that strengthen shareholders' rights in relation to annual and special shareholder meetings, ratification of auditors, maintaining shareholders' ability to vote on transactions, compensation or other general corporate issues that may arise.

   2. BOARD OF DIRECTORS

We support policies that allow for strong corporate governance, including a majority of independent board directors, and key committees that are chaired by independent board directors.

We support declassified boards and oppose cumulative voting of stock. We support liability protection for board directors except in cases of gross negligence and fraud, and prefer stock ownership by boards, but do not require it.

   3. EXECUTIVE AND DIRECTOR COMPENSATION

We support executive and director compensation policies that appropriately align management incentives with creating long-term shareholder value. We consider the salaries, annual bonuses and option/restricted stock programs together in determining the reasonableness of compensation packages. We support salaries that are consistent with industry standards. We support annual bonuses that require management to achieve key business metrics that are definable, measurable, and are components to increasing shareholder value through sound business policies. We support stock compensation programs that limit the dilution to public shareholders while providing incentive to management and directors to increase shareholder value. We oppose restricted stock programs that do not require management to achieve key business metrics that are definable, measurable, and are components to increasing shareholder value through sound business policies. We oppose accelerated vesting of stock options or restricted stock as a result of short term stock price fluctuations. We oppose retirement and health care plans for non-employee directors. We support employee stock ownership plans (ESOPs) and 401(k) savings plans for employees. We generally oppose golden and tin parachute programs.

   4. PROXY CONTESTS

In a contested election of directors, we take into account the target company's long-term financial performance relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees (both slates), stock ownership positions, and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met. We support confidential voting.

   5. ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

We oppose policies that weaken shareholders' rights in the event of proposed mergers and acquisitions. We oppose poison pills and supermajority voting requirements. We also oppose giving the board of directors exclusive authority to amend the bylaws, and we support proposals to allow or make easier shareholder actions by written consent. We support reasonable proposals for shareholders to call special meetings.

   6. MERGERS AND CORPORATE RESTRUCTURINGS

Proposals pertaining to asset purchases or sales, bundled proposals, securities conversions, reorganizations, restructurings, joint ventures, leverage buy-outs, liquidations, mergers and acquisitions, spin-offs, or other such corporate actions are evaluated on a case-by-case basis taking into consideration the terms of the transaction, the proposed benefit to shareholders, and the likelihood of achieving such benefit.

   7. STATE OF INCORPORATION

We support reincorporation proposals that are based on sound business reasons and do not infringe upon or weaken shareholders' rights.

   8. CAPITAL STRUCTURE

Proposals to change capital structure are evaluated for their impact and ability to strengthen shareholder rights. We oppose creating new classes of stock with different voting rights. We oppose increasing authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill). We oppose increases in common stock that allow for excessive granting of options. We oppose authorizing new classes of stock with unspecified voting, conversion, dividend distribution, and other rights.

   9. SOCIAL AND ENVIRONMENTAL ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Many times, such proposals are for items in which the company already makes disclosures and is bound by rules from various existing regulatory or enforcement agencies. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value, we will typically vote with management on these proposals. This reflects our opinion that regardless of our personal perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and we don't view management as responsive in the matter.

                                 WT MUTUAL FUND

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND
                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND
                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND
               WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND
                WILMINGTON REAL ESTATE STRATEGIC ALLOCATION FUND

   SUPPLEMENT DATED JANUARY 7, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 1, 2004

The information in this Supplement contains new and additional information beyond that contained in the Statement of Additional Information (the "SAI") and should be read in conjunction with the SAI of the Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund, Wilmington Small Cap Strategic Allocation Fund, Wilmington International Strategic Allocation Fund and Wilmington Real Estate Strategic Allocation Fund, each a series of WT Mutual Fund (the "Fund").

      Mr. William P. Richards, Jr. resigned as Trustee and has been appointed to serve as Vice President of the Fund, by a majority of the Trustees of the Fund within the meaning of the Investment Company Act of 1940, as amended. The Board of Trustees of the Fund subsequently approved the election of Mr. Fred Filoon to serve as Trustee on the Board of Trustees of the Fund. Information about Messrs. Filoon and Richards, including their principal occupations during the past five years, are set forth in the tables below.

TRUSTEES AND OFFICERS

      The following table replaces the Interested Trustees table on page 10. This table shows changes to the Interested Trustees of the Fund:

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                        PRINCIPAL              FUND             OTHER
                            POSITION(S)        TERM OF OFFICE          OCCUPATION(S)         COMPLEX         DIRECTORSHIPS
        NAME AND            HELD WITH           AND LENGTH OF        DURING PAST FIVE        OVERSEEN          HELD BY
     DATE OF BIRTH            TRUST              TIME SERVED              YEARS             BY TRUSTEE         TRUSTEE
     -------------          -----------        --------------        ----------------      -------------     -------------
                                                      INTERESTED TRUSTEES
                                                      -------------------
ROBERT J. CHRISTIAN(1)    Trustee, Chief     Shall serve until    Executive Vice                59          Wilmington Low
Date of Birth: 2/49       Executive          death,               President and Chief                       Volatility
                          Officer,           resignation or       Investment                                Fund of Funds
                          President and      removal.             Officer of Wilmington                     (closed-end
                          Chairman of        Trustee,             Trust Company                             registered
                          the Board          President and        since February                            investment
                                             Chairman of the      1996; and                                 company).
                                             Board since          President of
                                             October 1998.        Rodney Square
                                                                  Management
                                                                  Corporation since
                                                                  February 1996.

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                        PRINCIPAL              FUND             OTHER
                            POSITION(S)        TERM OF OFFICE          OCCUPATION(S)         COMPLEX         DIRECTORSHIPS
        NAME AND            HELD WITH           AND LENGTH OF        DURING PAST FIVE        OVERSEEN          HELD BY
     DATE OF BIRTH            TRUST              TIME SERVED              YEARS             BY TRUSTEE         TRUSTEE
     -------------          -----------        --------------        ----------------      -------------     -------------
                                                      INTERESTED TRUSTEES
                                                      -------------------
FRED M. FILOON(2)             Trustee        Shall serve until     Senior Vice               59                  None
Date of Birth: 03/42                         death,                President, Principal
                                             resignation or        of Cramer
                                             removal.              Rosenthal
                                             Trustee since         McGlynn LLC
                                             November 2004.        since 1991.

-----------
(1) Mr. Christian is an "Interested Trustee" by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Filoon is an "Interested Trustee" by reason of his position as Senior Vice President and Principal of Cramer Rosenthal McGlynn LLC, an investment adviser to the Trust.

      The following information replaces the information currently listed for Eric Brucker under the Independent Trustees table beginning on page 11:

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                        PRINCIPAL              FUND             OTHER
                            POSITION(S)        TERM OF OFFICE          OCCUPATION(S)         COMPLEX         DIRECTORSHIPS
        NAME AND            HELD WITH          AND LENGTH OF         DURING PAST FIVE        OVERSEEN          HELD BY
     DATE OF BIRTH            TRUST             TIME SERVED               YEARS             BY TRUSTEE         TRUSTEE
     -------------          -----------        --------------        ----------------      -------------     -------------
                                                      INNDEPENDENT TRUSTEES
                                                      ---------------------
 ERIC BRUCKER                Trustee           Shall serve          Professor of                59            Wilmington
 Date of Birth: 12/41                          until death,         Economics, Widener                        Low
                                               resignation or       University since                          Volatility
                                               removal.             July 2004;                                Fund of
                                               Trustee since        formerly, Dean,                           Funds
                                               October 1999.        School of Business                        (closed-end
                                                                    Administration of                         registered
                                                                    Widener University                        investment
                                                                    from 2001 to 2004;                        company).
                                                                    Dean, College of
                                                                    Business, Public
                                                                    Policy and Health
                                                                    at the University
                                                                    of Maine from
                                                                    September 1998 to
                                                                    June 2001.

      The following table replaces the Executive Officers table on page 12. This table shows changes to the Executive Officers of the Fund:

                                                      EXECUTIVE OFFICERS
                                                                                             NUMBER OF
                                                  TERM OF                                    PORTFOLIOS
                                                OFFICE AND              PRINCIPAL             IN FUND           OTHER
                            POSITION(S)          LENGTH OF            OCCUPATION(S)           COMPLEX        DIRECTORSHIPS
   NAME, ADDRESS AND         HELD WITH             TIME              DURING PAST FIVE        OVERSEEN          HELD BY
     DATE OF BIRTH            TRUST               SERVED                  YEARS              BY TRUSTEE        TRUSTEE
   -----------------        -----------         ----------          -----------------        ----------      -------------
ERIC K. CHEUNG               Vice               Shall serve         Vice President,             N/A              N/A
1100 North Market Street     President          at the              Wilmington Trust
Wilmington, DE 19890                            pleasure of         Company since
Date of Birth: 12/54                            the Board           1986; and Vice
                                                and until           President and
                                                successor is        Director of Rodney
                                                elected and         Square Management
                                                qualified;          Corporation since
                                                Officer             2001.
                                                since
                                                October 1998.

JOSEPH M. FAHEY, JR.         Vice               Shall serve         Vice President,             N/A              N/A
1100 North Market Street     President          at the              Rodney Square
Wilmington, DE 19890                            pleasure of         Management
Date of Birth: 1/57                             the Board           Corporation since
                                                and until           1992.
                                                successor is
                                                elected and
                                                qualified;
                                                Officer
                                                since
                                                November
                                                1999.

JOHN R. GILES                Chief              Shall serve         Senior Vice                N/A              N/A
1100 North Market Street     Financial          at the              President,
Wilmington, DE 19890         Officer, Vice      pleasure of         Wilmington Trust
Date of Birth: 8/57          President and      the Board           Company since 1996.
                             Treasurer          and until
                                                successor is
                                                elected and
                                                qualified;
                                                Officer
                                                since
                                                December
                                                1999.

LEAH M. ANDERSON             Secretary          Shall serve         Officer,                   N/A              N/A
1100 North Market Street                        at the              Wilmington Trust
Wilmington, DE 19890                            pleasure of         Company since
Date of Birth:  8/65                            the Board           1998; and Officer,
                                                and until           Rodney Square
                                                successor is        Management
                                                elected and         Corporation since
                                                qualified;          1992.
                                                Officer
                                                since
                                                October 2002.

                                                      EXECUTIVE OFFICERS
                                                                                             NUMBER OF
                                                  TERM OF                                    PORTFOLIOS
                                                OFFICE AND              PRINCIPAL             IN FUND           OTHER
                            POSITION(S)          LENGTH OF            OCCUPATION(S)           COMPLEX        DIRECTORSHIPS
   NAME, ADDRESS AND         HELD WITH             TIME              DURING PAST FIVE        OVERSEEN          HELD BY
     DATE OF BIRTH             TRUST              SERVED                  YEARS              BY TRUSTEE        TRUSTEE
   -----------------        -----------         ----------          -----------------        ----------      -------------
ANNA M. BENCROWSKY           Chief              Shall serve         Chief Compliance            N/A               N/A
1100 North Market Street     Compliance         at the              Officer, Rodney
Wilmington, DE 19890         Officer            pleasure of         Square Management
Date of Birth: 5/51                             the Board           Corporation since
                                                and until           2004; Vice
                                                successor is        President and
                                                elected and         Chief Compliance
                                                qualified;          Officer, 1838
                                                Officer             Investment
                                                since               Advisors, LP from
                                                September           1998 to 2004; Vice
                                                2004.               President,
                                                                    Secretary, and
                                                                    Treasurer, 1838
                                                                    Investment
                                                                    Advisors Funds
                                                                    from 1995 to 2004;
                                                                    Vice President and
                                                                    Secretary, 1838
                                                                    Bond-Debenture
                                                                    Trading Fund from
                                                                    1982 to 2004.

WILLIAM P. RICHARDS, JR.    Vice                Shall serve         Managing Director,          N/A                N/A
Date of Birth:  11/36       President           at the              Roxbury Capital
                                                pleasure of         Management LLC
                                                the Board           (registered
                                                and until           investment
                                                successor is        adviser) since
                                                elected and         1998.
                                                qualified;
                                                Officer
                                                since
                                                November
                                                2004.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                 WT MUTUAL FUND

                    BALENTINE PREMIER MONEY MARKET PORTFOLIO

   SUPPLEMENT DATED JANUARY 7, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 1, 2004

The information in this Supplement contains new and additional information beyond that contained in the Statement of Additional Information (the "SAI") and should be read in conjunction with the SAI of the Balentine Premier Money Market Portfolio, a series of WT Mutual Fund (the "Fund").

      Mr. William P. Richards, Jr. resigned as Trustee and has been appointed to serve as Vice President of the Fund, by a majority of the Trustees of the Fund within the meaning of the Investment Company Act of 1940, as amended. The Board of Trustees of the Fund subsequently approved the election of Mr. Fred Filoon to serve as Trustee on the Board of Trustees of the Fund. Information about Messrs. Filoon and Richards, including their principal occupations during the past five years, are set forth in the tables below.

TRUSTEES AND OFFICERS

      The following table replaces the Interested Trustees table on page 7. This table shows changes to the Interested Trustees of the Fund:

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                        PRINCIPAL              FUND             OTHER
                            POSITION(S)        TERM OF OFFICE          OCCUPATION(S)         COMPLEX         DIRECTORSHIPS
        NAME AND            HELD WITH           AND LENGTH OF        DURING PAST FIVE        OVERSEEN          HELD BY
     DATE OF BIRTH            TRUST              TIME SERVED              YEARS             BY TRUSTEE         TRUSTEE
     -------------          -----------        --------------        ----------------      -------------     -------------
                                                      INTERESTED TRUSTEES
                                                      -------------------
ROBERT J. CHRISTIAN(1)       Trustee, Chief    Shall serve           Executive Vice             59          Wilmington Low
Date of Birth: 2/49          Executive         until death,          President and                          Volatility
                             Officer,          resignation or        Chief Investment                       Fund of Funds
                             President and     removal.              Officer of                             (closed-end
                             Chairman of the   Trustee,              Wilmington Trust                       registered
                             Board             President and         Company since                          investment
                                               Chairman of the       February 1996; and                     company).
                                               Board since           President of
                                               October 1998.         Rodney Square
                                                                     Management
                                                                     Corporation since
                                                                     February 1996.

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                        PRINCIPAL              FUND             OTHER
                            POSITION(S)        TERM OF OFFICE          OCCUPATION(S)         COMPLEX         DIRECTORSHIPS
        NAME AND            HELD WITH           AND LENGTH OF        DURING PAST FIVE        OVERSEEN          HELD BY
     DATE OF BIRTH            TRUST              TIME SERVED              YEARS             BY TRUSTEE         TRUSTEE
     -------------          -----------        --------------        ----------------      -------------     -------------
                                                      INTERESTED TRUSTEES
                                                      -------------------
FRED M. FILOON(2)             Trustee          Shall serve           Senior Vice                 59              None
Date of Birth: 03/42                           until death,          President,
                                               resignation or        Principal of
                                               removal.              Cramer Rosenthal
                                               Trustee since         McGlynn LLC since
                                               November 2004.        1991.

-----------
(1) Mr. Christian is an "Interested Trustee" by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Filoon is an "Interested Trustee" by reason of his position as Senior Vice President and Principal of Cramer Rosenthal McGlynn LLC, an investment adviser to the Trust.

      The following information replaces the information currently listed for Eric Brucker under the Independent Trustees table beginning on page 8:

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                       PRINCIPAL               FUND             OTHER
                            POSITION(S)        TERM OF OFFICE         OCCUPATION(S)          COMPLEX         DIRECTORSHIPS
        NAME AND            HELD WITH           AND LENGTH OF       DURING PAST FIVE         OVERSEEN          HELD BY
     DATE OF BIRTH            TRUST              TIME SERVED             YEARS              BY TRUSTEE         TRUSTEE
     -------------          -----------        --------------       ----------------       -------------     -------------
                                                     INNDEPENDENT TRUSTEES
                                                     ---------------------
 ERIC BRUCKER               Trustee            Shall serve          Professor of                59            Wilmington
 Date of Birth: 12/41                          until death,         Economics, Widener                        Low
                                               resignation or       University since                          Volatility
                                               removal.             July 2004;                                Fund of
                                               Trustee since        formerly, Dean,                           Funds
                                               October 1999.        School of Business                        (closed-end
                                                                    Administration of                         registered
                                                                    Widener University                        investment
                                                                    from 2001 to 2004;                        company).
                                                                    Dean, College of
                                                                    Business, Public
                                                                    Policy and Health
                                                                    at the University
                                                                    of Maine from
                                                                    September 1998 to
                                                                    June 2001.

      The following table replaces the Executive Officers table on page 10. This table shows changes to the Executive Officers of the Fund:

                                                      EXECUTIVE OFFICERS
                                                                                             NUMBER OF
                                                  TERM OF                                    PORTFOLIOS
                                                OFFICE AND              PRINCIPAL             IN FUND           OTHER
                            POSITION(S)          LENGTH OF            OCCUPATION(S)           COMPLEX        DIRECTORSHIPS
   NAME, ADDRESS AND         HELD WITH             TIME              DURING PAST FIVE        OVERSEEN          HELD BY
     DATE OF BIRTH            TRUST               SERVED                  YEARS              BY TRUSTEE        TRUSTEE
   -----------------        -----------       ------------          -----------------        ----------      -------------
ERIC K. CHEUNG               Vice             Shall serve at        Vice President,              N/A             N/A
1100 North Market Street     President        the pleasure of       Wilmington Trust
Wilmington, DE 19890                          the Board and         Company since
Date of Birth: 12/54                          until successor       1986; and Vice
                                              is elected and        President and
                                              qualified;            Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001.

JOSEPH M. FAHEY, JR.         Vice             Shall serve at        Vice President,              N/A             N/A
1100 North Market Street     President        the pleasure of       Rodney Square
Wilmington, DE 19890                          the Board and         Management
Date of Birth: 1/57                           until successor       Corporation since
                                              is elected and        1992.
                                              qualified;
                                              Officer since
                                              November 1999.

JOHN R. GILES                Chief            Shall serve at        Senior Vice                  N/A             N/A
1100 North Market Street     Financial        the pleasure of       President,
Wilmington, DE 19890         Officer,         the Board and         Wilmington Trust
Date of Birth: 8/57          Vice             until successor       Company since
                             President        is elected and        1996.
                             and Treasurer    qualified;
                                              Officer since
                                              December 1999.

LEAH M. ANDERSON             Secretary        Shall serve at        Officer,                     N/A             N/A
1100 North Market Street                      the pleasure of       Wilmington Trust
Wilmington, DE 19890                          the Board and         Company since
Date of Birth:  8/65                          until successor       1998; and
                                              is elected and        Officer, Rodney
                                              qualified;            Square Management
                                              Officer since         Corporation since
                                              October 2002.         1992.

                                                      EXECUTIVE OFFICERS
                                                                                             NUMBER OF
                                                  TERM OF                                    PORTFOLIOS
                                                OFFICE AND              PRINCIPAL             IN FUND           OTHER
                            POSITION(S)          LENGTH OF            OCCUPATION(S)           COMPLEX        DIRECTORSHIPS
   NAME, ADDRESS AND         HELD WITH             TIME              DURING PAST FIVE        OVERSEEN          HELD BY
     DATE OF BIRTH             TRUST              SERVED                  YEARS              BY TRUSTEE        TRUSTEE
   -----------------        -----------       ------------          -----------------        ----------      -------------
ANNA M. BENCROWSKY          Chief             Shall serve at        Chief Compliance            N/A               N/A
1100 North Market Street    Compliance        the pleasure of       Officer, Rodney
Wilmington, DE 19890        Officer           the Board and         Square Management
Date of Birth: 5/51                           until successor       Corporation since
                                              is elected and        2004; Vice
                                              qualified;            President and
                                              Officer since         Chief Compliance
                                              September 2004.       Officer, 1838
                                                                    Investment
                                                                    Advisors, LP from
                                                                    1998 to 2004;
                                                                    Vice President,
                                                                    Secretary, and
                                                                    Treasurer, 1838
                                                                    Investment
                                                                    Advisors Funds
                                                                    from 1995 to
                                                                    2004; Vice
                                                                    President and
                                                                    Secretary, 1838
                                                                    Bond-Debenture
                                                                    Trading Fund from
                                                                    1982 to 2004.

WILLIAM P. RICHARDS, JR.    Vice              Shall serve at        Managing                     N/A              N/A
Date of Birth:  11/36       President         the pleasure of       Director, Roxbury
                                              the Board and         Capital
                                              until successor       Management LLC
                                              is elected and        (registered
                                              qualified;            investment
                                              Officer since         adviser) since
                                              November 2004.        1998.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                 WT MUTUAL FUND

                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND
                          CRM SMALL/MID CAP VALUE FUND

   SUPPLEMENT DATED JANUARY 7, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 1, 2004

The information in this Supplement contains new and additional information beyond that contained in the Statement of Additional Information (the "SAI") and should be read in conjunction with the SAI of the CRM Large Cap Value Fund, CRM Mid Cap Value Fund, CRM Small Cap Value Fund and CRM Small/Mid Cap Value Fund, each a series of WT Mutual Fund (the "Fund").

      Mr. William P. Richards, Jr. resigned as Trustee and has been appointed to serve as Vice President of the Fund, by a majority of the Trustees of the Fund within the meaning of the Investment Company Act of 1940, as amended. The Board of Trustees of the Fund subsequently approved the election of Mr. Fred Filoon to serve as Trustee on the Board of Trustees of the Fund. Information about Messrs. Filoon and Richards, including their principal occupations during the past five years, are set forth in the tables below.

TRUSTEES AND OFFICERS

      The following table replaces the Interested Trustees table on page 8. This table shows changes to the Interested Trustees of the Fund:

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                        PRINCIPAL              FUND             OTHER
                            POSITION(S)        TERM OF OFFICE          OCCUPATION(S)         COMPLEX         DIRECTORSHIPS
        NAME AND             HELD WITH          AND LENGTH OF        DURING PAST FIVE        OVERSEEN          HELD BY
     DATE OF BIRTH             TRUST             TIME SERVED              YEARS             BY TRUSTEE         TRUSTEE
     -------------          -----------       ---------------        ----------------      -------------    --------------
                                                      INTERESTED TRUSTEES
                                                      -------------------
ROBERT J. CHRISTIAN(1)      Trustee, Chief    Shall serve            Executive Vice             59          Wilmington Low
Date of Birth: 2/49         Executive         until death,           President and                          Volatility
                            Officer,          resignation or         Chief Investment                       Fund of Funds
                            President and     removal.               Officer of                             (closed-end
                            Chairman of the   Trustee,               Wilmington Trust                       registered
                            Board             President and          Company since                          investment
                                              Chairman of the        February 1996; and                     company).
                                              Board since            President of
                                              October 1998.          Rodney Square
                                                                     Management
                                                                     Corporation since
                                                                     February 1996.

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                        PRINCIPAL              FUND             OTHER
                            POSITION(S)        TERM OF OFFICE          OCCUPATION(S)         COMPLEX         DIRECTORSHIPS
        NAME AND            HELD WITH           AND LENGTH OF        DURING PAST FIVE        OVERSEEN          HELD BY
     DATE OF BIRTH            TRUST              TIME SERVED              YEARS             BY TRUSTEE         TRUSTEE
     -------------          -----------        --------------        ----------------      -------------     -------------
                                                      INTERESTED TRUSTEES
                                                      -------------------
FRED M. FILOON(2)              Trustee         Shall serve           Senior Vice                59                None
Date of Birth:  03/42                          until death,          President,
                                               resignation or        Principal of
                                               removal.              Cramer Rosenthal
                                               Trustee since         McGlynn LLC since
                                               November 2004.        1991.

-----------
(1) Mr. Christian is an "Interested Trustee" by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Filoon is an "Interested Trustee" by reason of his position as Senior Vice President and Principal of Cramer Rosenthal McGlynn LLC, an investment adviser to the Trust.

      The following information replaces the information currently listed for Eric Brucker under the Independent Trustees table beginning on page 9:

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                       PRINCIPAL              FUND             OTHER
                           POSITION(S)        TERM OF OFFICE          OCCUPATION(S)         COMPLEX         DIRECTORSHIPS
       NAME AND            HELD WITH           AND LENGTH OF        DURING PAST FIVE        OVERSEEN          HELD BY
    DATE OF BIRTH            TRUST              TIME SERVED              YEARS             BY TRUSTEE         TRUSTEE
    -------------          -----------        --------------        ----------------      -------------     -------------
                                                     INNDEPENDENT TRUSTEES
                                                     ---------------------
ERIC BRUCKER                 Trustee          Shall serve           Professor of               59            Wilmington
Date of Birth: 12/41                          until death,          Economics, Widener                       Low
                                              resignation or        University since                         Volatility
                                              removal.              July 2004;                               Fund of
                                              Trustee since         formerly, Dean,                          Funds
                                              October 1999.         School of Business                       (closed-end
                                                                    Administration of                        registered
                                                                    Widener University                       investment
                                                                    from 2001 to 2004;                       company).
                                                                    Dean, College of
                                                                    Business, Public
                                                                    Policy and Health
                                                                    at the University
                                                                    of Maine from
                                                                    September 1998 to
                                                                    June 2001.

      The following table replaces the Executive Officers table on page 11. This table shows changes to the Executive Officers of the Fund:

                                                EXECUTIVE OFFICERS
                                                                                 NUMBER OF
                                                                                 PORTFOLIOS
                                                               PRINCIPAL          IN FUND          OTHER
                           POSITION(S)   TERM OF OFFICE      OCCUPATION(S)        COMPLEX       DIRECTORSHIPS
   NAME, ADDRESS AND        HELD WITH    AND LENGTH OF      DURING PAST FIVE     OVERSEEN BY      HELD BY
    DATE OF BIRTH             TRUST       TIME SERVED            YEARS             TRUSTEE        TRUSTEE
   -----------------       -----------   -------------      ----------------     -----------   -------------
ERIC K. CHEUNG              Vice         Shall serve at     Vice President,          N/A            N/A
1100 North Market Street    President    the pleasure of    Wilmington Trust
Wilmington, DE 19890                     the Board and      Company since
Date of Birth: 12/54                     until successor    1986; and Vice
                                         is elected and     President and
                                         qualified;         Director of
                                         Officer since      Rodney Square
                                         October 1998.      Management
                                                            Corporation since
                                                            2001.

JOSEPH M. FAHEY, JR.        Vice         Shall serve at     Vice President,          N/A            N/A
1100 North Market Street    President    the pleasure of    Rodney Square
Wilmington, DE 19890                     the Board and      Management
Date of Birth: 1/57                      until successor    Corporation since
                                         is elected and     1992.
                                         qualified;
                                         Officer since
                                         November 1999.

JOHN R. GILES               Chief        Shall serve at     Senior Vice              N/A            N/A
1100 North Market Street    Financial    the pleasure of    President,
Wilmington, DE 19890        Officer,     the Board and      Wilmington Trust
Date of Birth: 8/57         Vice         until successor    Company since
                            President    is elected and     1996.
                            and          qualified;
                            Treasurer    Officer since
                                         December 1999.

LEAH M. ANDERSON            Secretary    Shall serve at     Officer,                 N/A            N/A
1100 North Market Street                 the pleasure of    Wilmington Trust
Wilmington, DE 19890                     the Board and      Company since
Date of Birth:  8/65                     until successor    1998; and
                                         is elected and     Officer, Rodney
                                         qualified;         Square Management
                                         Officer since      Corporation since
                                         October 2002.      1992.

                                                EXECUTIVE OFFICERS
                                                                                 NUMBER OF
                                                                                 PORTFOLIOS
                                                               PRINCIPAL         IN FUND           OTHER
                           POSITION(S)   TERM OF OFFICE      OCCUPATION(S)       COMPLEX       DIRECTORSHIPS
   NAME, ADDRESS AND        HELD WITH    AND LENGTH OF      DURING PAST FIVE     OVERSEEN BY      HELD BY
    DATE OF BIRTH             TRUST       TIME SERVED            YEARS            TRUSTEE         TRUSTEE
   -----------------       -----------   -------------      ----------------     -----------   -------------
ANNA M. BENCROWSKY          Chief        Shall serve at     Chief Compliance         N/A            N/A
1100 North Market Street    Compliance   the pleasure of    Officer, Rodney
Wilmington, DE 19890        Officer      the Board and      Square Management
Date of Birth: 5/51                      until successor    Corporation since
                                         is elected and     2004; Vice
                                         qualified;         President and
                                         Officer since      Chief Compliance
                                         September 2004.    Officer, 1838
                                                            Investment
                                                            Advisors, LP from
                                                            1998 to 2004;
                                                            Vice President,
                                                            Secretary, and
                                                            Treasurer, 1838
                                                            Investment
                                                            Advisors Funds
                                                            from 1995 to
                                                            2004; Vice
                                                            President and
                                                            Secretary, 1838
                                                            Bond-Debenture
                                                            Trading Fund from
                                                            1982 to 2004.

WILLIAM P. RICHARDS, JR.    Vice         Shall serve at     Managing                 N/A            N/A
Date of Birth: 11/36        President    the pleasure of    Director, Roxbury
                                         the Board and      Capital
                                         until successor    Management LLC
                                         is elected and     (registered
                                         qualified;         investment
                                         Officer since      adviser) since
                                         November 2004.     1998.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                 WT MUTUAL FUND

                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                              ROXBURY MID CAP FUND
                          ROXBURY SMALL CAP GROWTH FUND

   SUPPLEMENT DATED JANUARY 7, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 1, 2004

The information in this Supplement contains new and additional information beyond that contained in the Statement of Additional Information (the "SAI") and should be read in conjunction with the SAI of the Wilmington Large Cap Growth Fund, Roxbury Mid Cap Fund and Roxbury Small Cap Growth Fund, each a series of WT Mutual Fund (the "Fund").

      Effective December 15, 2004, the name of the Roxbury Large Cap Growth Fund changed to the Wilmington Large Cap Growth Portfolio. All occurrences of the Roxbury Large Cap Growth Fund are hereby deleted and replaced with the Wilmington Large Cap Growth Portfolio.

      Mr. William P. Richards, Jr. resigned as Trustee and has been appointed to serve as Vice President of the Fund, by a majority of the Trustees of the Fund within the meaning of the Investment Company Act of 1940, as amended. The Board of Trustees of the Fund subsequently approved the election of Mr. Fred Filoon to serve as Trustee on the Board of Trustees of the Fund. Information about Messrs. Filoon and Richards, including their principal occupations during the past five years, are set forth in the tables below.

TRUSTEES AND OFFICERS

      The following table replaces the Interested Trustees table on page 6. This table shows changes to the Interested Trustees of the Fund:

                                                                                 NUMBER OF
                                                                                PORTFOLIOS
                                                                 PRINCIPAL        IN FUND         OTHER
                         POSITION(S)      TERM OF OFFICE       OCCUPATION(S)      COMPLEX     DIRECTORSHIPS
    NAME AND              HELD WITH        AND LENGTH OF     DURING PAST FIVE   OVERSEEN BY      HELD BY
 DATE OF BIRTH              TRUST           TIME SERVED           YEARS           TRUSTEE        TRUSTEE
--------------          ------------      --------------     ----------------   -----------   -------------
                                                   INTERESTED TRUSTEES
                                                   -------------------
ROBERT J. CHRISTIAN(1)  Trustee, Chief    Shall serve        Executive Vice         59        Wilmington Low
Date of Birth: 2/49     Executive         until death,       President and                    Volatility
                        Officer,          resignation or     Chief Investment                 Fund of Funds
                        President and     removal.           Officer of                       (closed-end
                        Chairman of       Trustee,           Wilmington Trust                 registered
                        the Board         President and      Company since                    investment
                                          Chairman of the    February 1996; and               company).
                                          Board since        President of
                                          October 1998.      Rodney Square
                                                             Management
                                                             Corporation since
                                                             February 1996.

                                                                                 NUMBER OF
                                                                                PORTFOLIOS
                                                                 PRINCIPAL        IN FUND         OTHER
                         POSITION(S)      TERM OF OFFICE       OCCUPATION(S)      COMPLEX     DIRECTORSHIPS
    NAME AND              HELD WITH        AND LENGTH OF     DURING PAST FIVE   OVERSEEN BY      HELD BY
 DATE OF BIRTH              TRUST           TIME SERVED           YEARS           TRUSTEE        TRUSTEE
 -------------           -----------      --------------     ----------------   -----------   -------------
                                                   INTERESTED TRUSTEES
                                                   -------------------
FRED M. FILOON(2)        Trustee          Shall serve        Senior Vice            59        None
Date of Birth: 03/42                      until death,       President,
                                          resignation or     Principal of
                                          removal.           Cramer Rosenthal
                                          Trustee since      McGlynn LLC since
                                          November 2004.     1991.

-----------
(1) Mr. Christian is an "Interested Trustee" by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Filoon is an "Interested Trustee" by reason of his position as Senior Vice President and Principal of Cramer Rosenthal McGlynn LLL, an investment adviser to the Trust.

      The following information replaces the information currently listed for Eric Brucker under the Independent Trustees table beginning on page 7:

                                                                                    NUMBER OF
                                                                                   PORTFOLIOS
                                                                PRINCIPAL            IN FUND         OTHER
                                           TERM OF OFFICE      OCCUPATION(S)         COMPLEX      DIRECTORSHIPS
   NAME AND               POSITION(S)       AND LENGTH OF     DURING PAST FIVE     OVERSEEN BY       HELD BY
DATE OF BIRTH           HELD WITH TRUST      TIME SERVED           YEARS             TRUSTEE         TRUSTEE
-------------           ---------------    --------------     ----------------     -----------    -------------
                                               INNDEPENDENT TRUSTEES
                                               ---------------------
ERIC BRUCKER             Trustee           Shall serve        Professor of             59         Wilmington
Date of Birth: 12/41                       until death,       Economics, Widener                  Low
                                           resignation or     University since                    Volatility
                                           removal.           July 2004;                          Fund of
                                           Trustee since      formerly, Dean,                     Funds
                                           October 1999.      School of Business                  (closed-end
                                                              Administration of                   registered
                                                              Widener University                  investment
                                                              from 2001 to 2004;                  company).
                                                              Dean, College of
                                                              Business, Public
                                                              Policy and Health
                                                              at the University
                                                              of Maine from
                                                              September 1998 to
                                                              June 2001.

      The following table replaces the Executive Officers table on page 9. This table shows changes to the Executive Officers of the Fund:

                                                      EXECUTIVE OFFICERS
                                                                                             NUMBER OF
                                                  TERM OF                                    PORTFOLIOS
                                                OFFICE AND              PRINCIPAL             IN FUND           OTHER
                            POSITION(S)          LENGTH OF            OCCUPATION(S)           COMPLEX        DIRECTORSHIPS
   NAME, ADDRESS AND         HELD WITH             TIME              DURING PAST FIVE        OVERSEEN          HELD BY
     DATE OF BIRTH            TRUST               SERVED                  YEARS              BY TRUSTEE        TRUSTEE
   -----------------        -----------         ----------           ----------------        ----------      -------------
ERIC K. CHEUNG               Vice             Shall serve at       Vice President,              N/A               N/A
1100 North Market Street     President        the pleasure of      Wilmington Trust
Wilmington, DE 19890                          the Board and        Company since
Date of Birth: 12/54                          until successor      1986; and Vice
                                              is elected and       President and
                                              qualified;           Director of Rodney
                                              Officer since        Square Management
                                              October 1998.        Corporation since
                                                                   2001.

JOSEPH M. FAHEY, JR.         Vice             Shall serve at       Vice President,              N/A               N/A
1100 North Market Street     President        the pleasure of      Rodney Square
Wilmington, DE 19890                          the Board and        Management
Date of Birth: 1/57                           until successor      Corporation since
                                              is elected and       1992.
                                              qualified;
                                              Officer since
                                              November 1999.

JOHN R. GILES             Chief Financial     Shall serve at        Senior Vice                 N/A               N/A
1100 North Market Street  Officer, Vice       the pleasure of       President,
Wilmington, DE 19890      President and       the Board and         Wilmington Trust
Date of Birth: 8/57       Treasurer           until successor       Company since 1996.
                                              is elected and
                                              qualified;
                                              Officer since
                                              December 1999.

LEAH M. ANDERSON            Secretary         Shall serve at        Officer,                    N/A               N/A
1100 North Market Street                      the pleasure of       Wilmington Trust
Wilmington, DE 19890                          the Board and         Company since
Date of Birth:  8/65                          until successor       1998; and Officer,
                                              is elected and        Rodney Square
                                              qualified;            Management
                                              Officer since         Corporation since
                                              October 2002.         1992.

                                                      EXECUTIVE OFFICERS
                                                                                             NUMBER OF
                                                  TERM OF                                    PORTFOLIOS
                                                OFFICE AND              PRINCIPAL             IN FUND           OTHER
                            POSITION(S)          LENGTH OF            OCCUPATION(S)           COMPLEX        DIRECTORSHIPS
   NAME, ADDRESS AND         HELD WITH             TIME              DURING PAST FIVE        OVERSEEN          HELD BY
     DATE OF BIRTH            TRUST               SERVED                  YEARS              BY TRUSTEE        TRUSTEE
   -----------------        -----------         ----------           ----------------        ----------      -------------
ANNA M. BENCROWSKY          Chief             Shall serve at        Chief Compliance            N/A               N/A
1100 North Market Street    Compliance        the pleasure of       Officer, Rodney
Wilmington, DE 19890        Officer           the Board and         Square Management
Date of Birth: 5/51                           until successor       Corporation since
                                              is elected and        2004; Vice
                                              qualified;            President and
                                              Officer since         Chief Compliance
                                              September 2004.       Officer, 1838
                                                                    Investment
                                                                    Advisors, LP from
                                                                    1998 to 2004; Vice
                                                                    President,
                                                                    Secretary, and
                                                                    Treasurer, 1838
                                                                    Investment
                                                                    Advisors Funds
                                                                    from 1995 to 2004;
                                                                    Vice President and
                                                                    Secretary, 1838
                                                                    Bond-Debenture
                                                                    Trading Fund from
                                                                    1982 to 2004.

WILLIAM P. RICHARDS, JR.    Vice              Shall serve at        Managing Director,          N/A               N/A
Date of Birth:  11/36       President         the pleasure of       Roxbury Capital
                                              the Board and         Management LLC
                                              until successor       (registered
                                              is elected and        investment
                                              qualified;            adviser) since
                                              Officer since         1998.
                                              November 2004.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE